DELAWARE(SM)
INVESTMENTS
=============

                                       Voyageur Closed-End Municipal Bond Funds:

                                  Minnesota Municipal Income Funds I, II and III

                                                   Arizona Municipal Income Fund

                                           Florida Insured Municipal Income Fund

                                          Colorado Insured Municipal Income Fund


Tax-Exempt Income


2001 SEMI-ANNUAL REPORT

                          (Tax-Exempt Income Artwork)

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   =========================================


          TABLE OF CONTENTS
          =================

Letter to Shareholders        1

Portfolio Management
Review                        3

Financial Statements

  Statements of Net Assets   10

  Statements of Operations   23

  Statements of Changes in
  Net Assets                 24

  Financial Highlights       25

  Notes to Financial
  Statements                 31


Investment Objectives and Strategies

Each of the six Funds in this report is a closed-end management investment company whose shares trade on the American Stock Exchange (ASE) in New York. Each Fund seeks to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments that enable its shares to be exempt from Florida's tangible personal property tax. Each Fund seeks to achieve its objective by investing at least 80% of its net assets in investment grade, tax-exempt municipal obligations.

Investment Adviser
Delaware Management Company (Delaware Management) has been the Funds' investment adviser since May 1, 1997. Delaware Management is a part of Lincoln Financial Group, one of America's largest publicly held diversified financial services companies, with global insurance operations and more than $103 billion in assets under management as of September 30, 2000.

As of September 30, 2000, Delaware Management currently manages more than $44 billion for mutual fund shareholders and institutional investors such as pension plans and foundations. In addition to the six closed-end funds in this report, Delaware Management also manages closed-end equity funds traded on the New York Stock Exchange.

Leveraging
Each of the six Funds in this report uses leveraging, a tool that is not usually used by open-ended mutual funds and one that can be an important contributor to each Fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will benefit any of the Funds. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. Delaware believes this volatility risk is reasonable given the benefits of higher income potential.

"WE BELIEVE RISING

TREASURY PRICES

LEFT MUNICIPAL BONDS IN

A POSITION OF

RELATIVE VALUE."


Dear Shareholder

November 6, 2000

Recap of Events - Throughout most of the six-month period that ended September 30, 2000, rising interest rates and inflation worries contributed to extreme volatility in the U.S. stock markets. Somewhat uncertain market conditions, combined with the U.S. Treasury buyback program, led to a marked increase in demand for the safety of U.S. Treasury securities. We believe rising Treasury prices, however, left municipal bonds in a position of relative value. Investors began to recognize this value as Treasury yields dropped and AAA-rated municipal bond yields exceeded 6% in March (Source: Bloomberg). Since then, we have generally seen demand for municipal bonds on the upswing.*

Increased tax revenue resulting from the strong economy and higher borrowing costs resulting from rising interest rates caused many state and local governments to reduce the number of municipal bonds they issued during the year. This caused demand to exceed supply as we ended our reporting period (Source:
Moody's Investors Service Inc.).

The flip-flop between supply and demand in the municipal markets happened gradually throughout 2000. The Fed's latest interest rate hike in May supported that trend. In August, as the end of our reporting period approached, demand for municipal bonds remained high while municipal bond issuance year-to-date declined by about 19%, a reduction of about $33 billion from the same period one year prior (Source: Thomson Financial).

Total Return

                                                      Total Return     Total Return      Premium (+)/
                                                         at Net          at Market       Discount (-)     ASE
For the Six-Month Period Ended September 30, 2000      Asset Value         Value        as of 9/30/00    Symbol
---------------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund I                        +4.13%            +6.89%           -0.99%         VMN
---------------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund II                       +4.34%            +8.85%           -3.57%         VMM
---------------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund III                      +4.15%           +10.28%           -0.93%         VYM
---------------------------------------------------------------------------------------------------------------
Lipper Minnesota Closed-End Municipal
  Debt Funds Average (6 funds)                           +4.25%
---------------------------------------------------------------------------------------------------------------
Arizona Municipal Income Fund                            +4.09%           +13.14%           -2.01%         VAZ
---------------------------------------------------------------------------------------------------------------
Colorado Insured Municipal Income Fund                   +4.51%            +9.99%           -4.70%         VCF
---------------------------------------------------------------------------------------------------------------
Lipper Other States Closed-End
  Municipal Debt Funds Average (19 funds)                +4.66%
---------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Income Fund                    +4.73%            +8.68%           -15.01%        VFL
---------------------------------------------------------------------------------------------------------------
Lipper Florida Closed-End Municipal
  Debt Funds Average (13 funds)                          +4.30%
---------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                     +3.97%
Lehman Brothers Insured Municipal Bond Index             +4.18%
---------------------------------------------------------------------------------------------------------------

All performance shown above assumes reinvestment of all distributions. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Unlike Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

"WE ARE ENCOURAGED BY

THE CURRENT MARKET

ENVIRONMENT."


Market Outlook - We are encouraged by the current municipal market environment. As of this writing, the predominant opinion on Wall Street is that the Fed is firmly in a holding pattern with regard to its actions on interest rates. Evident slowing in the U.S. economy, which has prompted the Fed to leave rates untouched at its last two meetings, could eventually lead to lesser revenues for states and municipalities. In our opinion, this would likely lead to a general increase in the issuance of municipal bonds.

We believe that municipal bonds will continue to play a role in investors' well-diversified portfolios. In addition, we believe that in an environment where interest rates trend downward, investing in municipal bond funds will be more attractive to investors than buying individual bonds. In such an environment, municipal bond funds like Delaware's are holding slightly older bonds -- many of which were issued with more attractive rates than most new issues coming to market.

Thank you for your continued confidence and your commitment to Delaware Investments. Sincerely,


/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


(Tax-Exempt Income Artwork)

                                                             Elizabeth H. Howell
                                                        Senior Portfolio Manager
                                                             Minnesota Municipal
                                                         Income Funds I, II, III

                                                             Andrew M. McCullagh
                                                        Senior Portfolio Manager
                                                  Arizona Municipal Income Fund,
                                                      Colorado Insured Municipal
                                                                     Income Fund

                                                              Mitchell L. Conery
                                                                Patrick P. Coyne
                                                       Senior Portfolio Managers
                                                       Florida Insured Municipal
                                                                     Income Fund

                                                                November 6, 2000

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Funds' Results
During the six-month period ended September 30, 2000, the broad-based decline in the stock market led to renewed investor interest in the relative stability of bonds. As money flowed into fixed-income investments, we began to see strong performance in municipal markets despite changes in interest rates.

The six months were characterized by continued diminishing of municipal bond supply, as states, counties and municipalities issued fewer bonds, likely due to strong local economies and tax bases. Although bonds in the healthcare sector showed weakness, bond issues for public projects such as transportation and higher education often exhibited strength. Credit upgrades for bonds were also substantial -- especially among tax-backed bonds (Source: Moody's Investors Service).

Portfolio Highlights
Minnesota Municipal Income Funds I, II and III
During the six-month period ended September 30, 2000, economic growth in Minnesota continued to be robust. In June 2000, Moody's Investors Service, an independent credit rating agency, made the following observation about
Minnesota: "A diverse economy, favorable demographic trends, and healthy income growth and employment trends all contribute to a strong state economy. While more heavily represented in certain areas, the spread among sectors closely mirrors the employment mix in the country overall, making for one of the more diverse economies among the states." Moody's also noted that Minnesota has particular strength in manufacturing even though manufacturing has declined in other areas of the country. Manufacturing in Minnesota is strong in areas such as instruments and industrial machinery, as well as in resource-related sectors such as paper and food.

In all three Minnesota Municipal Income Funds, we maintained a significant portion of assets in pre-refunded bonds. Pre-refunded bonds, which are issued by municipalities to refinance existing debt at lower interest rates, are generally rated AAA by Standard & Poor's, which is the highest credit rating available, and are backed by U.S. government securities. We held onto these bonds because they continue to generate high levels of income for the Funds. As they approach their maturity date, we will sell them and seek to replace them with comparable yielding bonds. As of September 30, 2000, pre-refunded bonds accounted for approximately 27% of net assets in Minnesota Municipal Income Fund I, 30% of net assets in Minnesota Municipal Income Fund II and 24% of net assets in Minnesota Municipal Income Fund III.

"THE SUCCESS OF OUR

SHORTER DURATION

STRATEGY IS EVIDENT IN

THE PERFORMANCE OF

ALMOST ALL OF THE

MINNESOTA FUNDS."


Beginning in May 2000, long-term interest rates began declining even as the Federal Reserve Board was considering more short-term interest rate increases. Because we anticipated this situation, we took a conservative approach and kept the duration of the Fund slightly shorter than that of its competitors. A shorter duration makes the Fund's bond prices less susceptible to interest rate movements. By shortening duration in a period of lower long-term rates, we were able to increase the Fund's income in a manner that is consistent with preservation of capital.

The success of our shorter duration strategy is evident in the performance of almost all of the Minnesota Funds. Minnesota Municipal Income Fund II returned +4.34% and Minnesota Municipal Income Fund III returned +4.15% -- both at net asset value (capital change with reinvested dividends) for the six-month period ended September 30, 2000. In comparison, the Funds' benchmarks, the Lehman Brothers Municipal Bond Index and the Lipper Minnesota Closed-End Municipal Debt Funds peer group, returned +3.97% and +4.25%, respectively.

The +4.13% return at net asset value (capital change with reinvested dividends) of the Minnesota Municipal Income Fund I lagged that of its peer group, as measured by the Lipper Minnesota Closed-End Municipal Debt Funds Average, which returned +4.25% for the same period. Because Minnesota Municipal Debt Income Fund I is an older Fund, many of the bonds in its portfolio have relatively short-term maturities. The Federal Reserve Board's short-term interest rate hikes during the period had a more negative impact on this Fund. As a result, the Fund did not perform as well as the other Minnesota Funds.



(Tax-Exempt Income Artwork)

FUND BASICS
-----------

Fund Objectives
The Funds seek to provide current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital.

Total Fund Assets
As of September 30, 2000
Fund I       $56.69 million
Fund II      $159.61 million
Fund III     $38.30 million

Number of Holdings
Fund I       42
Fund II      70
Fund III     30

Fund Start Date
Fund I       May 1, 1992
Fund II      February 26, 1993
Fund III     October 29, 1993

Your Fund Manager
Elizabeth H. Howell joined Delaware Investments via its acquisition of Voyageur Fund Managers in 1997. She previously held management positions at Windsor Financial Group, Loomis Sayles and Eaton Vance Management. She holds a bachelor's degree from Skidmore College, an MBA degree from Babson College and is a member of the Twin Cities Securities Analysts Society.


MINNESOTA MUNICIPAL INCOME FUNDS I, II, III
-------------------------------------------

Bond Quality and Portfolio Highlights

September 30, 2000                                      Fund I             Fund II             Fund III
----------------------------------------------------------------------------------------------------------
AAA                                                     62.85%              54.02%              56.06%
AA                                                       6.70%              16.92%               5.48%
A                                                       14.50%              14.38%              21.87%
BBB                                                      1.44%               3.17%               7.34%
Unrated                                                 14.51%              11.51%               9.25%
----------------------------------------------------------------------------------------------------------
Average Credit Quality                                   AAA                 AAA                  AAA
Average Effective Maturity                           13.96 years         19.86 years           21.61 years
Average Duration                                      5.78 years          7.47 years            8.02 years
Current Yield at Market Price                            6.64%               6.17%               6.03%
Amount or Leveraging (millions)                      $20 million         $60 million           $15 million
-----------------------------------------------------------------------------------------------------------

Approximately 18.39%, 19.27% and 11.97% of the income generated by Minnesota Municipal Income Funds - I, II and III, respectively, for the six months ended September 30, 2000 was subject to the federal alternative minimum tax.


Sector Allocation

September 30, 2000                                      Fund I             Fund II             Fund III
----------------------------------------------------------------------------------------------------------
Pre-Refunded Bonds/Escrowed to Maturity                 26.99%              30.21%              24.20%
----------------------------------------------------------------------------------------------------------
Housing                                                 21.27%              20.70%              14.03%
----------------------------------------------------------------------------------------------------------
Power Authority                                         15.92%               9.47%               8.56%
----------------------------------------------------------------------------------------------------------
Hospitals                                               16.01%              15.60%              23.07%
----------------------------------------------------------------------------------------------------------
General Obligation                                       5.56%               3.71%               1.85%
----------------------------------------------------------------------------------------------------------
Higher Education                                         7.36%               8.81%               6.40%
----------------------------------------------------------------------------------------------------------
Water & Sewer                                            5.76%               2.49%              10.71%
----------------------------------------------------------------------------------------------------------
Transportation                                            --                 3.67%               4.96%
----------------------------------------------------------------------------------------------------------
Pollution Control                                         --                 2.93%               2.44%
----------------------------------------------------------------------------------------------------------
Miscellaneous                                            1.13%               2.41%               3.78%
----------------------------------------------------------------------------------------------------------

                                                                               5

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona personal income tax, consistent with preservation of capital.

Total Fund Assets
As of September 30, 2000
$67.22 million

Number of Holdings
42

Fund Start Date
February 26, 1993

Your Fund Manager
Andrew M. McCullagh joined Delaware Investments in 1997, after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.

Arizona Municipal Income Fund
Sector Allocation
September 30, 2000

Hospitals                        12.05%
Water & Sewer                     7.47%
Lease/Certificates
of Participation                  3.65%
Power Authority                   2.51%
Miscellaneous                     7.86%
Territory                        12.88%
Transportation                   13.77%
General Obligation               16.56%
Housing                          23.25%


Arizona Municipal Income Fund
Arizona has a diverse economy, which continued to grow throughout the six-month period ended September 30, 2000. According to a recent report from the U.S. Commerce Department, Arizona ranked highest in the nation for economic growth. During the period ended September 30, 2000, consumer spending and a surging housing market helped Arizona grow at an annual rate of 7.5% -- surpassing the national average of 3.9% (Source: The Denver Post). Arizona is also experiencing rapid employment and population growth, which have heightened the need for schools, roads and housing (Source: Arizona's Economy-Eller School of Business and Public Administration). Considering these impressive economic factors, and the state's strong credit rating and moderately low debt, financial conditions in Arizona are very favorable.

Because we anticipated a decline in long-term interest rates, we adopted a strategy of purchasing bonds with a call protection. We moved out of intermediate-term bonds with relatively short call periods and into longer-term bonds with 10-year call protection. By strengthening its call protection, we eliminated the possibility that holdings that carry relatively high yields will be called in a declining interest-rate environment. Issuers must wait 10 years before redeeming bonds with a 10-year call protection.

We restructured the portfolio by upgrading and consolidating certain positions and eliminating other positions. For example, we sold all of the Fund's healthcare bonds. During the six months, the healthcare area of the municipal bond market faced significant pressure, possibly because of the uncertain future of Medicaid and Medicare during this Presidential election year. We replaced the healthcare bonds in the portfolio with airport bonds, general obligation bonds and stadium bonds.

During the six-month period, new issuance of Arizona municipal bonds was relatively low. As a result, we supplemented the Fund's investments with territorial bonds issued by Puerto Rico. In Puerto Rico, we favored attractively priced single-family housing bonds with AAA ratings. These bonds not only offered dual tax exemption but also provided an element of diversification for the Fund.

For the six-month period ended September 30, 2000, the +4.09% total return at net asset value (capital change with reinvested dividends) of the Arizona Municipal Income Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which posted +3.97% for the same period. Unfortunately, the Fund's total return lagged the +4.66% return of the average fund in the Lipper Other States Closed-End Municipal Debt Funds peer group.

Portfolio Characteristics
September 30, 2000
--------------------------------------------------------------------------------
Current Yield at Market Price                                          5.57%
--------------------------------------------------------------------------------
Average Duration*                                                 7.80 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                     25.16 years
--------------------------------------------------------------------------------
Average Credit Quality                                                   AAA
--------------------------------------------------------------------------------

 *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

**Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

  Approximately 21.25% of the income generated by Arizona Municipal Income Fund for the six months ended September 30, 2000 was subject to the federal alternative minimum tax.

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide current income exempt from regular federal income tax consistent with preservation of capital. The Fund will also seek to maintain its portfolio so that the Fund's shares will be exempt from the Florida intangible personal property tax.

Total Fund Assets
As of September 30, 2000
$55.26 million

Number of Holdings
33

Fund Start Date
February 26, 1993

Your Fund Managers
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.


Florida Insured Municipal Income Fund had a total return of +4.73% at net asset value (capital change with reinvested dividends) for the six-month period ended September 30, 2000. The Fund outperformed both the Lehman Brothers Insured Municipal Bond Index, which posted a +4.18% return, and the Lipper Florida Closed-End Municipal Debt Funds peer group, which returned +4.30% for the period.

In managing the Fund during the period, we maintained our conservative investment strategy. The Fund invested exclusively in insured, AAA-rated municipal bonds that are backed by secondary issuers. We focused on providing the most amount of income possible that is consistent with preservation of principal. Because long-term interest rates declined during the period, we shortened the Fund's duration from 12.20 years to 7.44 years. A shorter duration makes the Fund's bond prices less susceptible to interest rate movements.

While the Fund is well diversified among economic sectors, we limited its exposure to the healthcare sector. In general, healthcare bonds performed poorly during the period. We believe that the cloudy outlook for the future of Medicaid and Medicare may have been among the reasons that municipal bonds in this sector faced pressures. At 17% of net assets, pre-refunded bonds composed the largest segment of the Fund. Issuers often pre-refund their bonds when interest rates are declining in order to reduce their interest costs. In most cases, once a bond is pre-refunded we continue to hold it. This normally allows the Fund to collect an attractive level of current income and benefit from better protection of principal.

On a positive note for Florida-based investors, the state legislature has enacted changes to limit the intangibles tax, an annual tax imposed on residents for all intangible personal property -- such as stocks, bonds and other securities. The state of Florida continues to benefit from a strong economy and a conservative fiscal policy, and we believe that the reduction of the intangibles tax should benefit the economy.

Portfolio Characteristics
September 30, 2000
--------------------------------------------------------------------------------
Current Yield at Market Price                                          6.12%
--------------------------------------------------------------------------------
Average Duration*                                                 7.44 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                     18.43 years
--------------------------------------------------------------------------------
Average Credit Quality                                                   AAA
--------------------------------------------------------------------------------
 *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

**Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

  Approximately 16.54% of the income generated by Florida Insured Municipal Income Fund for the six months ended September 30, 2000 was subject to the federal alternative minimum tax.

Fund Sector Allocation
September 30, 2000
--------------------------------------------------------------------------------
Miscellaneous                                                         23.26%
--------------------------------------------------------------------------------
Pre-Refunded/Escrowed to Maturity                                     17.07%
--------------------------------------------------------------------------------
Hospitals                                                             15.78%
--------------------------------------------------------------------------------
Housing                                                               11.75%
--------------------------------------------------------------------------------
Lease/Certificates of Participation                                   10.63%
--------------------------------------------------------------------------------
Water & Sewer                                                          8.25%
--------------------------------------------------------------------------------
Higher Education                                                       4.99%
--------------------------------------------------------------------------------
Airport                                                                4.70%
--------------------------------------------------------------------------------
General Obligation                                                     3.57%
--------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado personal income tax, consistent with preservation of capital.

Total Fund Assets
As of September 30, 2000
$108.20 million

Number of Holdings
46

Fund Start Date
July 29, 1993

Your Fund Manager
Andrew M. McCullagh

Colorado Insured
Municipal Income Fund
Sector Allocation
September 30, 2000

Miscellaneous                                 4.45%
Transportation                               27.18%
General Obligation                           16.10%
Water & Sewer                                 6.83%
Housing                                      10.50%
Hospitals                                    10.74%
Higher Education                             11.38%
Lease/Certificates of Participation          12.82%


(Tax-Exempt Income Artwork)


Colorado Insured Municipal Income Fund
As a result of Colorado's robust economy, the state ranked fifth in the nation for economic growth for the period ended September 30, 2000 (Source: Denver
Post). According to a recent report produced by the Corporation for Economic Development, Colorado received straight A's for its economic performance, business vitality and development capacity (Source: Rocky Mountain News). Colorado can attribute its strong performance to a low poverty rate, rapid employment growth, and a healthy residential construction industry.

Colorado's growing population has lead to congestion on the state's highways, leading the Colorado legislature to approve billions of dollars in highway bonds to expand both roads and mass transit systems (Source: Standard & Poor's). We saw the issuance of these new highway bonds as an opportunity to upgrade the transportation sector within the Fund. We sold older transportation bonds at a profit and replaced them with new issues that, we believe, were attractively priced and carried relatively high yields. At more than 27% of assets, transportation bonds accounted for the Fund's largest sector weighting.

In a move to consolidate and upgrade the portfolio, we eliminated all of the Fund's healthcare bonds, excluding bonds issued by hospitals. We believe, uncertainty about the future of Medicaid and Medicare during this Presidential election year has had a negative effect on healthcare bonds. We sold intermediate-term bonds that were likely to be called in the near future and replaced them with longer-term bonds that had 10-year call protection, meaning the issuer cannot redeem them for 10 years.

As long-term interest rates declined, we shortened the Fund's duration in an effort to earn the highest amount of income possible that is consistent with preservation of principal. Consistent with its investment strategy, the Fund invested exclusively in insured municipal bonds rated AAA by Moody's or Standard & Poor's -- the highest credit quality available.

For the six-month period ended September 30, 2000, the +4.51% total return of Colorado Insured Municipal Income Fund at net asset value (capital change with reinvested dividends) outperformed the +4.18% total return of the Lehman Brothers Insured Municipal Bond Index. Unfortunately, the Fund underperformed the +4.66% return of the Lipper Other States Closed-End Municipal Debt Funds peer group.

Portfolio Characteristics
September 30, 2000
--------------------------------------------------------------------------------
Current Yield at Market Price                                          5.47%
--------------------------------------------------------------------------------
Average Duration*                                                 9.53 years
--------------------------------------------------------------------------------
Average Effective Maturity**                                     26.51 years
--------------------------------------------------------------------------------
Average Credit Quality                                                   AAA
--------------------------------------------------------------------------------

 *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

**Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

  None of the income generated by Colorado Insured Municipal Income Fund for the six months ended September 30, 2000 was subject to the federal alternative minimum tax.

Outlook
In the months ahead, we anticipate a positive environment for municipal bonds. We think it is possible that the strong performance seen in the first half of 2000 could continue throughout the fall.

As always with municipal bonds, this depends largely on interest rate trends, as well as supply and demand in the municipal markets. The Federal Reserve Board has promised to remain vigilant about keeping inflation under control and could resume its interest rate increases in the future. As of this writing, however, many analysts and investors seem to believe that the Fed may be finished with increases -- at least for the rest of this year. Long-term interest rates, meanwhile, are generally trending downward (Source: Bloomberg).

We believe a non-inflationary U.S. economy that has less-robust growth is likely to boost the demand for capital funding. This would be positive for municipal bonds and for the Funds. In our opinion, municipal bond funds will continue to be an important investment vehicle -- which can provide excellent diversification for an investor's overall portfolio, as well allowing individual investors the potential opportunity to preserve their own capital and generate non-taxable income.*

Dividend Reinvestment Plans
Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, ChaseMellon Shareholder Services, L.L.C. at 1.800.851.9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial adviser or the broker/dealer holding the shares.

Under the Funds' current policies, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent.

After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan.

Effective December 8, 2000 ChaseMellon Shareholder Services, L.L.C. will become the transfer and dividend disbursing agent, registrar and dividend reinvestment agent for the Voyageur Closed-End Municipal Bond Funds. You can contact ChaseMellon at:

         ChaseMellon Shareholder Services, L.L.C.
         Dividend Reinvestment Department
         Overpeck Centre
         85 - Challenger Road
         Ridgefield, NJ 07660
         1.800.851.9677

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Statements of Net Assets


Voyageur Minnesota Municipal Income Fund, Inc.
----------------------------------------------

                                                 Principal           Market
September 30, 2000 (Unaudited)                     Amount            Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.87%
General Obligation Bonds - 5.56%
Minneapolis Refunding (Laurel Village)
  6.00% 3/1/16 ................................  $1,600,000       $ 1,621,712
Minneapolis St. Paul Metro Airport
  Commission 6.60% 1/1/11 (AMT) ...............   1,500,000         1,532,385
                                                                  -----------
                                                                    3,154,097
                                                                  -----------

Higher Education Revenue Bonds - 7.36%
Minnesota Higher Education Facility
  (St. Thomas University) Series 3-C
  6.25% 9/1/16 ................................   1,000,000         1,007,820
Minnesota State University Board
  (State University System) Series A
  6.05% 6/30/18 ...............................     250,000           251,567
Northfield (St. Olaf College)
  6.30% 10/1/12 ...............................   1,075,000         1,119,204
  6.40% 10/1/21 ...............................   1,750,000         1,793,802
                                                                  -----------
                                                                    4,172,393
                                                                  -----------
Hospital Revenue Bonds - 16.01%
Duluth Economic Development Authority
  Health Care (Benedictine Health System
  St. Mary's Hospital) Series 1993-C
  6.00% 2/15/20 (Connie Lee) ..................   1,000,000         1,011,360
Duluth Economic Development Authority
  Health Care (St. Luke's Hospital)
  Series 1992-B 6.40% 5/1/18 (Connie Lee) .....   1,000,000         1,030,430
Minneapolis Health Care Facility
  (Fairview Hospital) Series 1993-A
  5.25% 11/15/19 (MBIA) .......................   1,500,000         1,425,270
Minneapolis Hospital System
  (Fairview Hospital) Series 1991-A
  6.50% 1/1/11 (MBIA) .........................   2,210,000         2,293,781
Minnesota Agricultural & Economic
  Development Board Health Care System
  Series A (Fairview Hospital)
  6.375% 11/15/29 .............................   2,500,000         2,504,725
St. Paul Housing & Redevelopment Authority
  Health Care Facility (Regions Hospital)
  5.30% 5/15/28 ...............................   1,000,000           807,400
                                                                  -----------
                                                                    9,072,966
                                                                  -----------
Housing Revenue Bonds - 21.27%
Brooklyn Center Multifamily Housing (Four
  Courts Apartments) 7.50% 6/1/25 (AMT) .......   1,800,000         1,771,938
Dakota County Housing & Redevelopment
  Authority Single Family Mortgage Revenue
  5.85% 10/1/30 (GNMA) (FNMA) (AMT) ...........     349,000           344,142
Minnesota Housing Finance Agency Single
  Family Mortgage Series 1992-G
  7.45% 7/1/22 (AMT) (FHA) ....................     375,000           383,284
Minnetonka Housing Facilities (Beacon Hill
  Project) Presbyterian Home Guaranteed
  7.70% 6/1/25 ................................   2,725,000         2,738,162

                                                 Principal           Market
                                                   Amount            Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 New Brighton Multifamily Mortgage
   (Polynesian Village Apartments)
   Series 1995-A 7.60% 4/1/25 (AMT) ............ $1,400,000       $ 1,377,096
 St. Anthony Multifamily Housing
   Development (Autumn Woods Project)
   6.875% 7/1/22 (ASSET GTY) ...................  2,265,000         2,349,349
 St. Paul Housing & Redevelopment
   Authority Multifamily Housing
   (Pointe of St. Paul Project) Series 1992
   6.60% 10/1/12 (FNMA) ........................  2,950,000         3,096,261
                                                                  -----------
                                                                   12,060,232
                                                                  -----------
 Power Authority Revenue Bonds - 15.92%
 Bass Brook (Minnesota Power & Light)
   6.00% 7/1/22 ................................  2,100,000         2,047,542
 Northern Minnesota Municipal Power
   Agency Electric System Revenue Bonds
   Series A 5.00% 1/1/21 .......................  1,500,000         1,353,045
   Series B 5.50% 1/1/18 (AMBAC) ...............  1,250,000         1,225,350
 Puerto Rico Electric Power Authority
   Series EE 4.75% 7/1/24 ......................  1,100,000           962,269
 Southern Minnesota Municipal Power Agency
   5.00% 1/1/16 (FGIC) .........................    580,000           548,570
   5.50% 1/1/15 (AMBAC) ........................    610,000           611,769
 Western Minnesota Municipal Power Agency
   Series A 5.50% 1/1/15 (MBIA) ................  2,275,000         2,275,023
                                                                  -----------
                                                                    9,023,568
                                                                  -----------
*Pre-Refunded Bonds /
   Escrowed to Maturity - 26.99%
 Dakota & Washington Counties Housing &
   Redevelopment Authority Single Family
   Mortgage 8.375% 9/1/21
   (Escrowed to Maturity) (AMT) (GNMA) .........  2,555,000         3,433,511
 Duluth Economic Development Authority
   Health Care (Duluth Clinic) Series 1992
   6.30% 11/1/22-02 (AMBAC) ....................  1,270,000         1,338,694
   6.30% 11/1/22-04 (AMBAC) ....................    730,000           776,165
 Edina Recreational Facilities Series 1992-A
   6.00% 1/1/09-02 .............................    305,000           309,740
   6.00% 1/1/10-02 .............................    320,000           324,973
 Minneapolis & St. Paul Housing &
   Redevelopment Authority Health Care
   (Health One) 6.75% 8/15/14-02 ...............    500,000           513,015
 Minnesota Higher Education Revenue
   Series 3-J (Macalester College)
   6.40% 3/1/22-02 .............................  1,000,000         1,024,630
 Minnesota Public Facilities Authority
   (Water Pollution Control) Series 1992
   6.50% 3/1/14-02 .............................  1,500,000         1,569,225
 Puerto Rico Commonwealth
   6.00% 7/1/26-07 .............................  2,000,000         2,210,860

                                                 Principal           Market
Voyageur Minnesota Municipal Income Fund, Inc.     Amount            Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded Bonds /
    Escrowed to Maturity (continued)
  St. Cloud Hospital
    6.75% 7/1/15-01 (AMBAC) .................... $1,000,000       $ 1,036,610
  St. Francis Independent School District #15
    6.30% 2/1/11-06 (FSA) ......................  1,250,000         1,333,462
  Southern Minnesota Municipal Power Agency
    5.50% 1/1/15 (AMBAC)
    (Escrowed to Maturity) .....................    390,000           394,961
    5.75% 1/1/11 (FGIC)
    (Escrowed to Maturity) .....................  1,000,000         1,033,270
                                                                  -----------
                                                                   15,299,116
                                                                  -----------
  Water & Sewer Revenue Bonds - 5.76%
  Anoka County Solid Waste Disposal
    National Rural Co-op Utility
    6.95% 12/1/08 (AMT) ........................  1,000,000         1,023,360
**Minnesota Public Facilities Authority Water
    Pollution Control Revenue,
    Inverse Floater ROLS
    3.50% 3/1/16 ...............................  1,000,000           786,160
    3.65% 3/1/17 ...............................  1,855,000         1,458,067
                                                                  -----------
                                                                    3,267,587
                                                                  -----------
  Total Municipal Bonds (cost $54,345,718) .....                   56,049,959
                                                                  -----------
  Total Market Value of Securities - 98.87%
    (cost $54,345,718) .........................                  $56,049,959
  Receivables and Other Assets
    Net of Liabilities - 1.13% .................                      638,784
                                                                  -----------
  Total Net Assets - 100.00% ...................                   56,688,743
  Liquidation Value of Preferred Stock .........                  (20,000,000)
                                                                  -----------
  Net Assets Applicable to 2,594,700
    Common Shares ($0.01 Par Value)
    Outstanding ................................                  $36,688,743
                                                                  ===========
  Net Asset Value Per Common Share
    ($36,688,743 / 2,594,700 Shares) ...........                       $14.14
                                                                       ------
---------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of September 30, 2000.

--------------------------------------------------------------------------------
Components of Net Assets At September 30, 2000:
Common Stock, $0.01 par value unlimited
  shares authorized to the Fund ...................               $35,426,740
Preferred stock, $0.01 par value, 1 million
  shares authorized to the Fund ...................                20,000,000
Distributions in excess of net
  investment income ...............................                  (113,085)
Accumulated net realized loss
  on investments ..................................                  (329,153)
Net unrealized appreciation of investments ........                 1,704,241
                                                                  -----------
Total net assets ..................................               $56,688,743
                                                                  ===========
------------------
Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation
AMT - Alternative Minimum Tax
ASSET GTY - Insured by the Asset Guaranty Insurance Company
Connie Lee - Insured by the College Construction Insurance Association
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association



                             See accompanying notes

Voyageur Minnesota Municipal Income Fund II, Inc.
-------------------------------------------------


                                                   Principal         Market
September 30, 2000 (Unaudited)                       Amount          Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.69%
City Agencies - 0.22%
Minneapolis Community Development
  Agency - Supported Development
  Revenue Limited Tax Common Bond Fund
  Series 5 5.70% 12/1/27 ......................  $  375,000       $    354,235
                                                                  ------------
                                                                       354,235
                                                                  ------------
General Obligation Bonds - 3.71%
Becker Refunding Tax Increment Series D
  6.25% 8/1/15 (AMT) (MBIA) ...................   3,700,000          3,763,751
Rosemount Independent School
  District #196 Series A 5.70% 4/1/12 .........   1,270,000          1,313,459
St. Paul Tax Increment (Block 39 Project)
  Series A 4.75% 2/1/25 .......................   1,000,000            847,860
                                                                  ------------
                                                                     5,925,070
                                                                  ------------
Higher Education Revenue Bonds - 8.81%
Minnesota Higher Education Facility
  (Macalester College) Series C
  5.55% 3/1/16 ................................     850,000            853,570
Minnesota State Higher Education
  Facility (St. Thomas University)
  Series 3-R2 5.60% 9/1/14 ....................     175,000            176,257
  Series B 3-R1 5.60% 10/1/15 .................   1,050,000          1,054,526
  Series 4A-1 5.625% 10/1/21 ..................   1,000,000            983,670
Minnesota State University Board
  (State University System)
  Series 1993-A 6.10% 6/30/23 .................   1,150,000          1,156,636
  Series 1993-C 5.60% 6/30/16 (MBIA) ..........   3,115,000          3,127,242
  Series 1993-C 5.60% 6/30/19 (MBIA) ..........   3,720,000          3,720,558
 University of Minnesota Series A
  5.50% 7/1/21 ................................   3,000,000          2,988,690
                                                                  ------------
                                                                    14,061,149
                                                                  ------------
Hospital Revenue Bonds - 15.60%
Bloomington Health Care Facilities
  (Masonic Home Care Center)
  5.875% 7/1/22 (AMBAC) .......................   1,200,000          1,206,468
Brainerd Health Care (Evangelical Lutheran
  Health Care Facilities) Series A
  6.65% 3/1/17 (FSA) ..........................   1,195,000          1,238,904
Duluth Economic Development Authority
  Benedictine Health Systems
  (St. Mary's Hospital) Series C
  6.00% 2/15/20 (Connie Lee) ..................   6,000,000          6,068,160
Minneapolis Health Care Facility
  (Jones-Harrison Residence Project)
  6.00% 10/1/27 ...............................   2,000,000          1,650,840
Minneapolis, St. Paul Housing &
  Redevelopment Authority (Children's
  Health Care) 5.50% 8/15/25 (FSA) ............   1,500,000          1,435,320

                                                  Principal         Market
                                                    Amount          Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Minnesota Agricultural & Economic
  Development Health Care System
  (Fairview Hospital) Series A
  5.75% 11/15/26 (MBIA) .......................  $5,550,000       $ 5,483,067
Minnesota Agricultural Board (Fairview
  Hospitals) 6.375% 11/15/29 ..................   2,800,000         2,805,292
Rochester Health Care Facilities (Mayo
  Foundation) Series B 5.50% 11/15/27 .........   3,365,000         3,249,917
St. Paul Housing & Redevelopment Authority
  Health Care Facility Revenue (Regions
  Hospital) 5.30% 5/15/28 .....................     400,000           322,960
Waconia Health Care Facility Revenue
  6.10% 1/1/19 ................................   1,405,000         1,440,729
                                                                  -----------
                                                                   24,901,657
                                                                  -----------
Housing Revenue Bonds - 20.70%
Chanhassen Multifamily Housing Heritage
  Park Project 6.20% 7/1/30 (AMT) (FHA) .......   1,105,000         1,126,271
Dakota County Housing & Redevelopment
  Authority Multifamily Mortgage
  (Imperial Ridge Project) Series 1993-A
  6.10% 12/15/28 (GNMA) .......................   1,865,000         1,896,705
Harmony Multifamily Housing (Section 8)
  (Zedakah Foundation Project) Series A
  5.95% 9/1/20 ................................   1,000,000           976,370
Minnesota Housing Finance Agency
  Multifamily Rental Housing
  Series D 5.90% 2/1/14 .......................   1,115,000         1,136,887
  Series D 6.00% 8/1/22 .......................   2,295,000         2,321,553
Minnesota Housing Finance Agency
  Single Family Housing
  Series 1991-A 7.05% 7/1/22 (AMT) ............   1,240,000         1,267,627
  Series 1992-B 6.15% 1/1/26 (AMT) ............   3,455,000         3,475,730
  Series 1992-C2 6.15% 7/1/23 (AMT) ...........   3,500,000         3,523,870
  Series 1994-F 6.30% 7/1/25 ..................   1,495,000         1,526,171
  Series 1994-J 6.95% 7/1/26 (AMT) ............   2,615,000         2,710,735
Minnesota Housing Finance Agency Single
  Family Housing Rental
  5.95% 2/1/18 (MBIA) .........................   1,300,000         1,323,829
Minnetonka Housing Facilities
  (Beacon Hill Project)
  7.25% 6/1/09 ................................   1,225,000         1,224,057
  7.50% 6/1/14 ................................     760,000           763,701
  7.55% 6/1/19 ................................   2,365,000         2,371,102
Moorhead Economic Development Authority
  Multifamily Housing Development
  (Eventide) Series B 6.00% 6/1/18 ............   1,000,000           872,900
New Brighton Multifamily
  (Polynesian Village Apartments)
  Series 1995-A 7.60% 4/1/25 ..................   3,820,000         3,757,505

                                                       Principal     Market
Voyageur Minnesota Municipal Income Fund II, Inc.        Amount      Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 St. Paul Housing & Redevelopment
   Authority Single Family Mortgage
   6.40% 3/1/21 (FNMA) ............................... $1,245,000  $ 1,285,774
 Stillwater Multifamily Mortgage (Stillwater
   Cottages) 7.25% 11/1/27 (AMT) .....................  1,540,000    1,476,660
                                                                   -----------
                                                                    33,037,447
                                                                   -----------
 Pollution Control Revenue Bonds - 2.93%
 Cloquet Pollution Control (Potlach
   Corporation Project) 5.90% 10/1/26 ................  5,000,000    4,673,350
                                                                   -----------
                                                                     4,673,350
                                                                   -----------
 Power Authority Revenue Bonds - 9.47%
 Bass Brook Pollution Control Revenue
   (Minnesota Power & Light)
   6.00% 7/1/22 ......................................  7,560,000    7,371,151
 Northern Minnesota Municipal Power
   Agency Electric System Series B
   5.50% 1/1/18 (AMBAC) ..............................  5,955,000    5,837,567
 Puerto Rico Electric Power Authority
   5.25% 7/1/21 ......................................  2,000,000    1,902,800
                                                                   -----------
                                                                    15,111,518
                                                                   -----------
*Pre-Refunded Bonds /
   Escrowed To Maturity - 30.21%
 Buffalo Independent School District
   6.15% 2/1/22-03 (FSA) .............................  4,030,000    4,157,872
 Dakota & Washington Counties Housing &
   Redevelopment Authority Single Family
   Mortgage 8.375% 9/1/21 (AMT) (GNMA)
   (Escrowed to Maturity) ............................  5,500,000    7,391,119
 Detroit Lakes Benedictine Health Systems
   (St. Mary's Hospital)
   6.00% 2/15/19-03 (Connie Lee) .....................  1,250,000    1,312,875
 Duluth Economic Development Authority
   Health Care Facilities (Duluth Clinic)
   6.20% 11/1/12-02 (AMBAC) ..........................    720,000      757,534
   6.20% 11/1/12-04 (AMBAC) ..........................    280,000      296,677
   6.30% 11/1/22-02 (AMBAC) ..........................  3,890,000    4,100,410
   6.30% 11/1/22-04 (AMBAC) ..........................    960,000    1,020,710
 Esko Independent School District
   5.65% 4/1/12-05 (FSA) .............................    550,000      568,684
 Hawley Independent School District
   5.75% 2/1/17-06 (FSA) .............................  1,000,000    1,041,240
 Metropolitan Council Sports Facility
   Commission (Hubert H. Humphery
   Metrodome) 6.00% 10/1/09
   (Escrowed to Maturity) ............................  2,360,000    2,460,253
 Minneapolis & St. Paul Housing &
   Redevelopment Authority (HealthOne)
   7.40% 8/15/11-02 (MBIA) ...........................  2,105,000    2,164,971
 Minnesota Public Facilities Authority Water
   Pollution Control 6.25% 3/1/16-05 .................  1,000,000    1,064,290

                                                       Principal       Market
                                                         Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded Bonds /
    Escrowed to Maturity (continued)
  Minnesota Public Facilities Authority Water
    Pollution Control Series 1992
    6.50% 3/1/14-02 ................................ $3,300,000    $  3,452,295
  Red Wing Independent School District #256
    Series 1993-A 5.70% 2/1/12-03 ..................  2,925,000       2,979,464
    Series 1993-A 5.70% 2/1/13-03 ..................  1,625,000       1,655,258
  St. Paul Housing & Redevelopment Authority
    Sales Tax (Civic Center)
    5.55% 11/1/23 (Escrowed to Maturity) ...........  2,300,000       2,273,343
    5.55% 11/1/23 (MBIA)
    (Escrowed to Maturity) .........................  4,200,000       4,172,784
  Southern Minnesota Municipal Power
    Agency 5.75% 1/1/18-16 .........................  3,715,000       3,842,499
  Stewartville Independent School
    District #534 5.75% 2/1/17-05 ..................  1,705,000       1,767,454
  Western Minnesota Municipal Power Agency
    6.625% 1/1/16 (Escrowed to Maturity) ...........  1,535,000       1,726,660
                                                                   ------------
                                                                     48,206,392
                                                                   ------------
  Transportation - 3.67%
  Puerto Rico Commonwealth Highway &
    Transportation Authority 5.50% 7/1/26 ..........  6,000,000       5,862,180
                                                                   ------------
                                                                      5,862,180
                                                                   ------------
  Water & Sewer Revenue Bonds - 2.49%
**Minnesota Public Facilities Authority Water
  Pollution Control Revenue,
    Inverse Floater ROLS
    3.65% 3/1/17 ...................................  1,145,000         899,993
    3.75% 3/1/18 ...................................  1,360,000       1,058,175
    3.75% 3/1/19 ...................................  2,000,000       1,522,180
    4.22% 11/1/17 ..................................    570,000         497,051
                                                                   ------------
                                                                      3,977,399
                                                                   ------------
  Other Revenue Bonds - 0.88%
  Burnsville Commercial Development
    Refunding (Holiday Inn Project)
    5.90% 4/1/08 ...................................  1,430,000       1,405,433
                                                                   ------------
                                                                      1,405,433
                                                                   ------------
  Total Municipal Bonds
    (cost $156,127,962) ............................                157,515,830
                                                                   ------------

                                                              Market
Voyageur Minnesota Municipal Income Fund II, Inc.             Value
--------------------------------------------------------------------------------
  Total Market Value of Securities - 98.69%
    (cost $156,127,962) ..............................    $157,515,830
  Receivables and Other Assets
    Net of Liabilities - 1.31% .......................       2,097,453
                                                          ------------
  Total Net Assets - 100.00% .........................     159,613,283
  Liquidation Value of Preferred Stock ...............     (60,000,000)
                                                          ------------
  Net Assets Applicable To 7,252,200
    Common Shares ($0.01 Par Value)
    Outstanding ......................................    $ 99,613,283
                                                          ============
  Net Asset Value per Common Share
    ($99,613,283 / 7,252,200 Shares) .................          $13.74
                                                                ------
-----------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of September 30, 2000.

--------------------------------------------------------------------------------
Components of Net Assets at September 30, 2000:
Common Stock, $0.01 par value, 200 million
  shares authorized to the Fund ......................    $ 99,710,002
Preferred Stock, $0.01 par value, 1 million
  shares authorized to the Fund ......................      60,000,000
Undistributed net investment income ..................       1,465,618
Accumulated net realized loss
  on investments .....................................      (2,950,205)
Net unrealized appreciation of investments ...........       1,387,868
                                                          ------------
Total net assets .....................................    $159,613,283
                                                          ============
-------------------
Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation
AMT - Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association


                             See accompanying notes

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
===================================================

                                                      Principal        Market
September 30, 2000 (Unaudited)                          Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.51%
City Agency Revenue Bonds - 2.29%
Minneapolis Community Development
  Agency Supported Development
  6.75% 12/1/25 .................................... $  865,000     $   877,759
                                                                    -----------
                                                                        877,759
                                                                    -----------
General Obligation Bonds - 1.85%
Minneapolis Sports Arena Project
  5.125% 10/1/20 ...................................    750,000         705,750
                                                                    -----------
                                                                        705,750
                                                                    -----------
Higher Education Revenue Bonds - 6.40%
Minnesota State Higher Educational Facilities
  Authority (College of St. Benedict)
  6.375% 3/1/20 ....................................    345,000         348,912
Minnesota State Higher Educational
  Facilities Authority (Gustavus Adolphus
  College) Series 4-X 4.80% 10/1/21 ................    125,000         106,230
Minnesota State Higher Educational
  Facilities Authority (St. Mary's College)
  Series 3Q 6.15% 10/1/23 ..........................  1,000,000       1,002,540
Minnesota State Higher Educational
  Facilities Authority (St. Thomas University)
  Series 4-A1 5.625% 10/1/21 .......................  1,010,000         993,507
                                                                    -----------
                                                                      2,451,189
                                                                    -----------
Hospital Revenue Bonds - 23.07%
Minnesota Agriculture & Economic
  Development Health Care System
  (Benedictine Health System)
  5.75% 2/1/29 .....................................   1,300,000      1,029,145
Minnesota Agriculture & Economic
  Development Health Care System (Fairview
  Hospital) Series A 6.375% 11/15/29 ...............   2,000,000      2,003,780
Princeton Hospital Systems
  (Fairview Hospital & Healthcare)
  Series C 6.25% 1/1/21 (MBIA) .....................   2,000,000      2,033,700
Robbinsdale North Memorial Medical Center
  Series 1993-B 5.50% 5/15/23 (AMBAC) ..............   1,500,000      1,443,600
Rochester Health Care Facilities (Mayo
  Foundation) Series B 5.50% 11/15/27 ..............   1,700,000      1,641,860
St. Paul Housing & Redevelopment Authority
  Health Care Facility (Regions Hospital)
  5.30% 5/15/28 ....................................     600,000        484,440
St. Paul Housing & Redevelopment Authority
  (Healtheast Hospital) 5.85% 11/1/17 ..............     250,000        200,595
                                                                    -----------
                                                                      8,837,120
                                                                    -----------
Housing Revenue Bonds - 14.03%
  Brooklyn Center Multifamily Housing (Four
  Courts Apartments) 7.50% 6/1/25 (AMT) ............   1,000,000        984,410
Burnsville Multifamily Mortgage
  Series A 7.10% 1/1/30 (FSA) ......................   2,000,000      2,138,420

                                                      Principal        Market
                                                        Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Housing Revenue Bonds (continued)
  Minneapolis Multifamily Housing (Olson
    Townhomes) 6.00% 12/1/19 (AMT) ................. $1,875,000     $ 1,826,963
  Minnesota State Housing Finance Agency
    Single Family Mortgage Series A
    7.45% 7/1/22 (AMT) (FHA) .......................    415,000         424,167
                                                                    -----------
                                                                      5,373,960
                                                                    -----------
  Pollution Control Revenue Bonds - 2.44%
  Cloquet Pollution Control (Potlatch
    Corporation Project) 5.90% 10/1/26 .............  1,000,000         934,670
                                                                    -----------
                                                                        934,670
                                                                    -----------
  Power Authority Revenue Bonds - 8.56%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light)
    6.00% 7/1/22 ...................................  1,505,000       1,467,405
  Southern Minnesota Municipal Power
    Agency 5.75% 1/1/18 (FGIC) .....................  1,800,000       1,811,916
                                                                    -----------
                                                                      3,279,321
                                                                    -----------
 *Pre-Refunded Bonds/
    Escrowed to Maturity - 24.20%
  Duluth Economic Development Authority
    Hospital Facilities (Duluth Clinic)
    6.20% 11/1/12-02 ...............................  1,080,000       1,136,300
    6.20% 11/1/12-04 ...............................    420,000         445,015
  Esko Independent School District
    5.75% 4/1/17-05 (FSA) ..........................  2,145,000       2,229,084
  Minnesota State Higher Education Facilities
    Authority (Saint Benedict) Series 3-W
    6.375% 3/1/20-04 ...............................    930,000         980,583
  Moorhead Public Utilities Series A
    6.25% 11/1/12-02 (MBIA) ........................  1,500,000       1,545,690
  University of Minnesota Hospital
    6.75% 12/1/16 (Escrowed to Maturity) ...........  2,580,000       2,931,035
                                                                    -----------
                                                                      9,267,707
                                                                    -----------
  Transportation Revenue Bonds - 4.96%
  Minneapolis Airport 5.125% 1/1/25 ................  1,000,000         923,630
  Puerto Rico Commonwealth Highway &
    Transportation Authority (Highway
    Improvements) Series Y 5.50% 7/1/26 ............  1,000,000         977,030
                                                                    -----------
                                                                      1,900,660
                                                                    -----------
  Water & Sewer Revenue Bonds - 10.71%
  Minnesota Public Facility Authority Water
    Pollution Control Series B 5.40% 3/1/15 ........  2,820,000       2,826,401
**Minnesota Public Facilities Authority Water
    Pollution Control, Inverse Floater ROLS
    3.75% 3/1/18 ...................................  1,640,000       1,276,035
                                                                    -----------
                                                                      4,102,436
                                                                    -----------
 Total Municipal Bonds (cost $36,995,803) ..........                 37,730,572
                                                                    -----------

                                                                    Market
Voyageur Minnesota Municipal Income Fund III, Inc.                  Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 98.51%
  (cost $36,995,803) ........................................... $37,730,572
Receivables and Other Assets
  Net of Liabilities - 1.49% ...................................     569,869
                                                                 -----------
Total Net Assets - 100.00% .....................................  38,300,441
Liquidation Value of Preferred Stock ........................... (15,000,000)
                                                                 -----------
Net Assets Applicable to 1,837,200
  Common Shares ($0.01 Par Value)
  Outstanding .................................................. $23,300,441
                                                                 ===========
Net Asset Value per Common Share
  ($23,300,441 / 1,837,200 Shares) .............................      $12.68
                                                                      ------

----------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of September 30, 2000.

--------------------------------------------------------------------------------
Components of Net Assets at September 30, 2000:
Common Stock, $0.01 par value, 200 million
  shares authorized to the Fund ................................ $25,246,730
Preferred Stock, $0.01 par value, 1 million
  shares authorized to the Fund ................................  15,000,000
Undistributed net investment income ............................     173,636
Accumulated net realized loss
  on investments ...............................................  (2,854,694)
Net unrealized appreciation of investments .....................     734,769
                                                                 -----------
Total net assets ............................................... $38,300,441
                                                                 ===========

------------------
Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation AMT - Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

                             See accompanying notes

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
============================================

                                                      Principal        Market
September 30, 2000 (Unaudited)                          Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 106.34%
General Obligation Bonds - 16.56%
Eagle Mountain Community Facility District A2
  6.40% 7/1/17 ...................................... $1,500,000    $ 1,584,540
Maricopa County Unified School District #11
  5.50% 7/1/10 ......................................  2,750,000      2,806,650
Maricopa County Unified School District #40
  6.30% 7/1/11 ......................................    500,000        531,265
Maricopa County Unified School District #41
  6.25% 7/1/15 (FSA) ................................  1,500,000      1,588,410
Mohave County Unified School District #1
  5.90% 7/1/15 (FGIC) ...............................  1,500,000      1,554,270
Phoenix 5.375% 7/1/25 ...............................  2,000,000      1,934,760
Pima County Unified School District #6
  5.75% 7/1/12 (FGIC) ...............................    500,000        513,820
Santa Cruz Valley Unified School District #35
  5.80% 7/1/09 (AMBAC) ..............................    600,000        620,772
                                                                    -----------
                                                                     11,134,487
                                                                    -----------
Higher Education Revenue Bonds - 1.55%
University of Arizona 6.25% 6/1/11 ..................  1,000,000      1,041,910
                                                                    -----------
                                                                      1,041,910
                                                                    -----------
Hospital Revenue Bonds - 12.05%
Maricopa County Health Facilities
  (Catholic Health Care West) Series A
  5.75% 7/1/11 (MBIA) ...............................  1,750,000      1,788,150
  6.00% 7/1/21 (MBIA) ...............................  1,100,000      1,121,615
Mohave County Industrial Development
  Authority (Baptist Hospital)
  5.50% 9/1/21 (MBIA) ...............................    500,000        530,135
Show Low Industrial Development Authority
  Hospital (Navapache Regional Medical
  Center) Series A 5.50% 12/1/17 (ACA) ..............  2,600,000      2,480,400
University of Arizona Medical Center
  6.25% 7/1/16 (MBIA) ...............................    700,000        722,953
Yavapai County Industrial Development
  Authority Residential Care Facilities
  (Margaret T. Morris Center) Series A
  5.40% 2/20/38 (GNMA) ..............................  1,575,000      1,456,607
                                                                    -----------
                                                                      8,099,860
                                                                    -----------
Housing Revenue Bonds - 23.25%
Maricopa County Industrial Development
  Authority Multifamily (Avalon Apartments
  Project) Series A 6.35% 4/1/30 (Asset Gty) ........  1,610,000      1,637,563
Maricopa County Industrial Development
  Authority Multifamily (Camelback Apartments
  Project A) 5.45% 5/1/28 (Asset Gty) ...............  1,250,000      1,167,350
Maricopa County Industrial Development
  Authority Single Family Housing Revenue
  6.625% 7/1/21 (GNMA/FNMA) .........................  1,500,000      1,565,700

                                                      Principal        Market
                                                        Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Peoria Industrial Development Authority
  Multifamily Revenue
  7.30% 2/20/28 (GNMA) .............................. $1,230,000    $ 1,317,244
Phoenix Industrial Development Authority
  (Chris Ridge) 6.80% 11/1/25 (FHA) .................    500,000        514,250
Phoenix Industrial Development Authority
  Single Family Mortgage
  5.30% 4/1/20 (GNMA) ...............................  2,485,000      2,325,836
  5.35% 6/1/20 (GNMA) ...............................  3,295,000      3,151,931
Pima County Industrial Development Authority
  (Single Family Mortgage Revenue) Series A
  5.20% 5/1/31 (GNMA) ...............................  1,450,000      1,288,789
  6.25% 11/1/30 (GNMA) ..............................  1,125,000      1,148,861
Pima County Industrial Development Authority
  (Single Family Mortgage Revenue)
  6.125% 11/1/33 (GNMA/FNMA/FHLMC) ..................  1,495,000      1,510,563
                                                                    -----------
                                                                     15,628,087
                                                                    -----------
Lease / Certificates of Participation - 3.65%
Scottsdale Municipal Property Corporation
  Lease 6.25% 11/1/14 (FGIC) ........................  1,300,000      1,328,249
Tucson Certificates of Participation
  5.60% 7/1/11 ......................................  1,100,000      1,125,278
                                                                    -----------
                                                                      2,453,527
                                                                    -----------
Pollution Control Revenue Bonds - 1.33%
Coconino County (Nevada Power) Pollution
  Control Corporation Series B 5.80% 11/1/32 ........  1,000,000        895,920
                                                                    -----------
                                                                        895,920
                                                                    -----------
Power Authority Revenue Bonds - 2.51%
Salt River Project Electric System Revenue
  Series D 6.25% 1/1/27 .............................  1,635,000      1,686,699
                                                                    -----------
                                                                      1,686,699
                                                                    -----------
Territorial Revenue Bonds - 12.88%
Puerto Rico Commonwealth Infrastructure
  Financing Authority Series A 5.50% 10/1/40 ........  5,250,000      5,158,283
Virgin Islands Public Finance Authority
  Revenue Series A 6.125% 10/1/29 ...................  3,450,000      3,506,511
                                                                    -----------
                                                                      8,664,794
                                                                    -----------
Transportation Revenue Bonds - 13.77%
Arizona State Transportation Board Highway
  5.75% 7/1/18 ......................................  2,350,000      2,395,003
Phoenix Civic Improvement Airport Revenue
  Senior Lien Series A 5.00% 7/1/25 (FSA) ...........  1,000,000        908,280
Phoenix Street & Highway Junior Lien
  6.25% 7/1/11 (FGIC) ...............................  1,300,000      1,354,950
Tucson Airport Authority 5.70% 6/1/13 (MBIA) ........  3,250,000      3,322,963
Tucson Street & Highway 5.50% 7/1/12 (MBIA) .........  1,250,000      1,275,988
                                                                    -----------
                                                                      9,257,184
                                                                    -----------

                                                      Principal        Market
Voyageur Arizona Municipal Income Fund, Inc.            Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Water & Sewer Revenue Bonds - 7.47%
Phoenix Water System 5.50% 7/1/22 ................... $1,000,000    $   980,040
Tucson Water Refunding Series A
  5.75% 7/1/18 (AMBAC) ..............................  4,000,000      4,038,400
                                                                    -----------
                                                                      5,018,440
                                                                    -----------
Other Revenue Bonds - 11.32%
Arizona Student Loan Acquisition Authority
  Revenue 5.90% 5/1/24 ..............................  1,500,000      1,514,490
Maricopa County Stadium District
  5.50% 7/1/13 (MBIA) ...............................  2,650,000      2,688,345
Phoenix Civic Improvement Corporation
  Excise Tax Revenue
  5.25% 7/1/24 ......................................  1,250,000      1,174,100
  5.375% 7/1/29 .....................................  2,350,000      2,229,727
                                                                    -----------
                                                                      7,606,662
                                                                    -----------
Total Municipal Bonds (cost $70,762,236) ............                71,487,570
                                                                    -----------
Total Market Value of Securities - 106.34%
  (cost $70,762,236) ................................               $71,487,570
Liabilities Net of Receivables
  and Other Assets - (6.34)% ........................                (4,263,947)
                                                                    -----------
Total Net Assets - 100.00% ..........................                67,223,623
Liquidation Value of Preferred Stock ................               (25,000,000)
                                                                    -----------
Net Assets Applicable to 2,982,200
  Common Shares ($0.01 Par Value)
  Outstanding .......................................               $42,223,623
                                                                    ===========
Net Asset Value per Common Share
  ($42,223,623 / 2,982,200 Shares) ..................                    $14.16
                                                                         ------

--------------------------------------------------------------------------------
Components Of Net Assets at September 30, 2000:
Common stock, $0.01 par value, 200 million
  shares authorized to the Fund                                     $40,838,893
Preferred stock, $0.01 par value, 1 million
  shares authorized to the Fund                                      25,000,000
Undistributed net investment income                                     688,873
Accumulated net realized loss on investments                            (29,477)
Net unrealized appreciation of investments                              725,334
                                                                    -----------
Total net assets                                                    $67,223,623
                                                                    ===========

--------------------
Summary of Abbreviations:
ACA - Insured by the American Capital Access Corporation
AMBAC - Insured by the American Municipal Bond Assurance Corporation ASSET GTY - Insured by the Asset Guaranty Insurance Company
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

                             See accompanying notes

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
----------------------------------------------

                                                     Principal          Market
September 30, 2000 (Unaudited)                        Amount            Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.28%
Airport Revenue Bonds - 4.70%
Dade County Aviation Series B
  5.60% 10/1/26 (MBIA) ...........................  $1,000,000      $   990,530
Hillsborough County Aviation Authority
  (Tampa International Airport) Series B
  5.60% 10/1/19 (FGIC) ...........................   1,600,000        1,604,128
                                                                    -----------
                                                                      2,594,658
                                                                   ------------
General Obligation Bonds - 3.57%
Florida Board of Education Capital Outlay
  Public Education Series C
  6.00% 6/1/21 (FGIC) ............................   1,890,000        1,973,047
                                                                   ------------
                                                                      1,973,047
                                                                   ------------
Higher Education Revenue Bonds - 4.99%
Florida Agriculture & Mechanical University
  (Student Apartment Facility)
  5.625% 7/1/21 (MBIA) ...........................   1,250,000        1,250,925
Volusia County Educational Facilities Authority
  (Stetson University Project) Series A
  5.50% 6/1/17 (MBIA) ............................   1,500,000        1,504,530
                                                                   ------------
                                                                      2,755,455
                                                                   ------------
Hospital Revenue Bonds - 15.78%
Escambia County Health Facilities Authority
  (Florida Health Care Facility Loan-VHA
  Program) 5.95% 7/1/20 (AMBAC) ..................   2,550,000        2,624,689
Orange County Health Facilities Authority
  (Adventist Health Center)
  5.75% 11/15/25 (AMBAC) .........................   1,500,000        1,502,490
  (Orlando Regional Health) Series A
  6.25% 10/1/18 (MBIA) ...........................   2,000,000        2,172,360
Venice Health Care (Bon Secours
  Health System) 5.60% 8/15/16 (MBIA) ............   2,405,000        2,418,492
                                                                   ------------
                                                                      8,718,031
                                                                   ------------
Housing Revenue Bonds - 11.75%
Florida Housing Finance Agency
  (Woodbridge Apartments) Series L
  6.05% 12/6/16 (AMBAC) ..........................   1,120,000        1,155,504
  6.25% 6/1/36 (AMBAC) (AMT) .....................   1,500,000        1,536,390
  (Homeowner Mortgage) Series 2
  5.90% 7/1/29 (MBIA) (AMT) ......................   1,235,000        1,226,417
  (Leigh Meadows Apartments Section 8)
  Series N 6.30% 9/1/36 (AMBAC) (AMT) ............   2,510,000        2,577,343
                                                                   ------------
                                                                      6,495,654
                                                                   ------------
Power Authority Revenue Bonds - 2.29%
Florida State Municipal Power Agency
  (St. Lucie Project) 5.70% 10/1/16 (FGIC) .......   1,250,000        1,262,850
                                                                   ------------
                                                                      1,262,850
                                                                   ------------

                                                     Principal         Market
                                                      Amount            Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
*Pre-Refunded / Escrowed to
  Maturity Bonds - 17.07%
Boca Raton Community Redevelopment
  Agency Tax Increment (Mizner Park Project)
  5.875% 3/1/13-02 (FGIC) ........................  $1,500,000      $ 1,557,615
Dade County Professional Sports Franchise
  Facilities Series B
  6.00% 10/1/22-02 (FGIC) ........................   1,000,000        1,043,550
Dade County School Board Certificates of
  Participation Series B
  5.60% 8/1/17-06 (AMBAC) ........................   1,000,000        1,057,140
Dade County Seaport
  6.25% 10/1/21-01 (AMBAC) .......................   1,000,000        1,028,320
Hillsborough County Industrial Development
  Authority (Allegany Health System-John
  Knox Village) 5.75% 12/1/21 (MBIA)
  (Escrowed to Maturity) .........................   1,000,000        1,004,200
Sunrise Utility System Series A
  5.75% 10/1/26-06 (AMBAC) .......................   2,500,000        2,665,400
Village Center Community Development
  District Recreational Revenue Series A
  5.85% 11/1/16-06 (MBIA) ........................   1,000,000        1,079,620
                                                                   ------------
                                                                      9,435,845
                                                                   ------------
Lease / Certificates of Participation - 10.63%
Escambia County School Board Certificates of
  Participation Series 2
  5.50% 2/1/22 (MBIA) ............................   5,000,000        4,901,200
St. Lucie County School Board Certificates of
  Participation 5.375% 7/1/19 (FSA) ..............   1,000,000          975,130
                                                                   ------------
                                                                      5,876,330
                                                                   ------------
Water & Sewer Revenue Bonds - 8.25%
Dade County Water & Sewer System
  5.50% 10/1/25 (FGIC) ...........................   1,100,000        1,072,302
Indian River County Water & Sewer
  5.50% 9/1/16 (FGIC) ............................   1,000,000        1,006,310
Panama City Beach Water & Sewer Revenue
  5.50% 6/1/18 (AMBAC) ...........................   1,000,000          999,920
Sarasota County Utility System
  5.50% 10/1/22 (FGIC) ...........................   1,500,000        1,479,285
                                                                   ------------
                                                                      4,557,817
                                                                   ------------
Other Revenue Bonds - 19.25%
Florida Ports Financing Commission State
  Transportation Trust Fund
  5.375% 6/1/27 (MBIA) (AMT) .....................   2,250,000        2,123,753
Miami Beach Resort Tax
  5.50% 10/1/16 (AMBAC) ..........................   1,000,000        1,005,770
Orange County Public Service Tax
  6.00% 10/1/24 (FGIC) ...........................   3,000,000        3,089,580
Reedy Creek Improvement District (Sports
  Complex) Series A 5.75% 6/1/13 (MBIA) ..........   2,300,000        2,360,168

                                                     Principal         Market
Voyageur Florida Insured Municipal Income Fund        Amount            Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds (continued)
Tampa Utility Tax
  6.00% 10/1/15 (AMBAC) ..........................  $1,000,000      $ 1,007,530
  Series A 6.125% 10/1/19 (AMBAC) ................   1,000,000        1,053,840
                                                                    -----------
                                                                     10,640,641
                                                                    -----------
Total Municipal Bonds (cost $52,672,707) .........                   54,310,328
                                                                    -----------
Total Market Value of Securities - 98.28%
  (cost $52,672,707) .............................                  $54,310,328
Receivables and Other Assets
  Net of Liabilities - 1.72% .....................                      953,128
                                                                    -----------
Total Net Assets - 100.00% .......................                   55,263,456
Liquidation Value of Preferred Stock .............                  (20,000,000)
                                                                    -----------
Net Assets Applicable to 2,422,200
  Common Shares ($0.01 Par Value)
  Outstanding ....................................                  $35,263,456
                                                                    ===========
Net Asset Value per Common Share
  ($35,263,456 / 2,422,200 Shares) ...............                       $14.56
                                                                         ------
------------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

--------------------------------------------------------------------------------
Components of Net Assets at September 30, 2000:
Common stock, $0.01 par value, unlimited
  shares authorized to the Fund ..................                  $33,361,389
Preferred stock, $0.01 par value, unlimited
  shares authorized to the Fund ..................                   20,000,000
Undistributed net investment income ..............                      669,812
Accumulated net realized loss
  on investments .................................                     (405,366)
Net unrealized appreciation of investments .......                    1,637,621
                                                                    -----------
Total net assets .................................                  $55,263,456
                                                                    ===========
--------------------
Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

                             See accompanying notes

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
-----------------------------------------------------
                                                     Principal         Market
September 30, 2000 (Unaudited)                        Amount            Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.60%
General Obligation Bonds - 16.10%
Adams County School District #12 (Five Star)
  5.40% 12/15/16 (FGIC) ..........................  $2,000,000     $  1,991,280
Archuleta & Hinsdale Counties
  School Districts #50JT
  5.50% 12/1/14 (MBIA) ...........................   1,000,000        1,014,350
  5.55% 12/1/20 (MBIA) ...........................   4,000,000        3,970,920
El Paso County School District #20
  5.625% 12/15/16 (AMBAC) ........................   3,000,000        3,028,590
  5.625% 12/15/16 (MBIA) .........................   1,000,000        1,009,530
G V R Metropolitan District
  5.75% 12/1/19 (AMBAC) ..........................   1,000,000        1,016,280
Pueblo 5.80% 6/1/11 (MBIA) .......................   1,405,000        1,461,804
Pueblo County (Library District)
  5.80% 11/1/19 (AMBAC) ..........................   1,395,000        1,422,523
Stonegate Village Metropolitan District
  Refunding & Improvement Series A
  5.50% 12/1/21 (FSA) ............................   2,550,000        2,506,012
                                                                   ------------
                                                                     17,421,289
                                                                   ------------
Higher Education Revenue Bonds - 11.38%
Aurora Educational Development
  6.00% 10/15/15 (Connie Lee) ....................   1,500,000        1,537,830
Colorado Postsecondary Education Facilities
  (Auraria Fund Project) 6.00% 9/1/15 (FSA) ......   1,000,000        1,030,280
Colorado School Mines Auxiliary Facilities
  Revenue 5.00% 12/1/28 (MBIA) ...................   1,200,000        1,059,120
Colorado Springs (Colorado College)
  5.375% 6/1/32 (MBIA) ...........................   5,000,000        4,734,650
Colorado State Board Agriculture State
  University Refunding & Improvement
  Auxiliary Facilities
  5.125% 3/1/17 (AMBAC) ..........................   1,000,000          957,670
Colorado State Colleges Board of Trustees
  (Adams State College) Series A
  5.75% 5/15/19 (MBIA) ...........................   2,000,000        2,021,820
University of Northern Colorado Auxiliary
  Facilities System 5.60% 6/1/24 (MBIA) ..........     500,000          494,145
University of Puerto Rico Series O
  5.375% 6/1/30 (MBIA) ...........................     500,000          482,375
                                                                   ------------
                                                                     12,317,890
                                                                   ------------
Hospital Revenue Bonds - 10.74%
Colorado Health Facilities Authority (Boulder
  Community Hospital Project) Series B
  5.875% 10/1/23 (MBIA) ..........................   1,925,000        1,934,144
Colorado Health Facilities Authority
  (North Colorado Medical Center)
  5.95% 5/15/12 (MBIA) ...........................   2,000,000        2,068,160
  6.00% 5/15/20 (MBIA) ...........................   1,000,000        1,011,540
Colorado Health Facilities Authority (Sisters
  of Charity) 5.00% 12/1/25 (MBIA) ...............   2,000,000        1,768,300

                                                     Principal         Market
                                                      Amount            Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Logan County Health Care Facilities (Western
  Health Network) 5.90% 1/1/19 (MBIA) ............  $2,000,000     $  2,015,420
University of Colorado Hospital Authority
  Refunding Series A
  5.20% 11/15/17 (AMBAC) .........................   2,945,000        2,822,458
                                                                   ------------
                                                                     11,620,022
                                                                   ------------
Housing Revenue Bonds - 10.50%
Burlingame Multi-Family Housing Income
  6.00% 11/1/29 (MBIA) ...........................   2,540,000        2,574,341
Colorado Housing Finance Authority
  (Single Family Housing) Series AA
  5.625% 11/1/23 (MBIA) ..........................   5,000,000        4,889,200
Denver City & County Multi-Family Housing
  Mortgage Loan (Garden Court)
  5.40% 7/1/39 (FHA) .............................   2,000,000        1,839,620
Snowmass Village Multi-Family Housing
  Refunding (Essential Function Housing)
  6.25% 12/15/16 (FSA) ...........................   2,000,000        2,059,860
                                                                   ------------
                                                                     11,363,021
                                                                   ------------
Lease / Certificates of Participation - 12.82%
Arapahoe County Library District
  5.70% 12/15/10 (MBIA) ..........................   2,000,000        2,082,300
Auraria Higher Education Center
  (Administrative Office Facility Project)
  5.125% 5/1/28 (AMBAC) ..........................   5,100,000        4,654,974
Aurora Certificates of Participation
  5.50% 12/1/30 (AMBAC) ..........................   2,500,000        2,414,225
Broomfield Public Improvements
  5.75% 12/1/24 (AMBAC) ..........................   1,500,000        1,511,550
Eagle County Public Improvements
  5.40% 12/1/18 (MBIA) ...........................   1,300,000        1,277,757
Lakewood Certificates of Participation
  5.375% 12/1/22 (MBIA) ..........................   2,000,000        1,928,360
                                                                   ------------
                                                                     13,869,166
                                                                   ------------
Pollution Control Revenue Bonds - 1.18%
Adams County Pollution Control Refunding
  (Public Service Company Project) Series A
  5.875% 4/1/14 (MBIA) ...........................   1,250,000        1,273,825
                                                                   ------------
                                                                      1,273,825
                                                                   ------------
* Pre-Refunded Bonds - 1.87%
Jefferson County School District #R-001
  6.25% 12/15/12-02 (AMBAC) ......................   1,935,000        2,023,720
                                                                   ------------
                                                                      2,023,720
                                                                   ------------
Transportation Revenue Bonds - 27.18%
Arapahoe County Capital Improvements
  Highway 6.05% 8/31/15 (MBIA) ...................   4,700,000        4,928,138
Denver City & County Airport Series E
  5.25% 11/15/23 (MBIA) ..........................   8,000,000        7,472,080

                                                     Principal          Market
Voyageur Colorado Insured Municipal Income Fund, Inc.  Amount           Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
E-470 Public Highway Authority
  Series A 4.75% 9/1/23 (MBIA) ...................  $4,000,000     $  3,428,640
  Series A 5.00% 9/1/21 (MBIA) ...................   5,270,000        4,810,351
  Series A 5.00% 9/1/26 (MBIA) ...................   3,795,000        3,390,339
  Series A 5.75% 9/1/29 (MBIA) ...................   3,000,000        3,010,080
  Series A 5.75% 9/1/35 (MBIA) ...................   1,700,000        1,697,348
Regional Transportation District (Colorado
  Sales Tax) 6.25% 11/1/12 (FGIC) ................     645,000          669,594
                                                                   ------------
                                                                     29,406,570
                                                                   ------------
Water & Sewer Revenue Bonds - 6.83%
Colorado Water Resources & Power
  Development Authority (Small Water
  Resources) 5.80% 11/1/20 (FGIC) ................   2,000,000        2,036,540
Municipal Subdistrict of Northern Colorado
  Water Conservancy District Series F
  6.50% 12/1/12 (AMBAC) ..........................   2,800,000        3,062,920
Utility Water Conservancy District Water
  Revenue 5.75% 6/15/20 (MBIA) ...................   2,255,000        2,288,983
                                                                   ------------
                                                                      7,388,443
                                                                   ------------
Total Municipal Bonds
  (cost $106,357,281) ............................                  106,683,946
                                                                   ------------
Total Market Value of Securities - 98.60%
  (cost $106,357,281) ............................                 $106,683,946
Receivables and Other Assets
  Net of Liabilities - 1.40% .....................                    1,520,240
                                                                   ------------
Total Net Assets - 100.00% .......................                  108,204,186
Liquidation Value of Preferred Stock .............                  (40,000,000)
                                                                   ------------
Net Assets Applicable to 4,837,100
  Common Shares ($0.01 par value)
  Outstanding ....................................                 $ 68,204,186
                                                                   ============
Net Asset Value per Common Share
  ($68,204,186 / 4,837,100 Shares) ...............                       $14.10
                                                                         ------
-------------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.


--------------------------------------------------------------------------------
Components of Net Assets at September 30, 2000:
Common stock, $0.01 par value, 200 million
  shares authorized to the Fund ..................                  $67,238,110
Preferred stock, $0.01 par value, 1 million
  shares authorized to the Fund ..................                   40,000,000
Undistributed net investment income ..............                    1,260,781
Accumulated net realized loss
  on investments .................................                     (621,370)
Net unrealized appreciation of investments .......                      326,665
                                                                   ------------
Total net assets .................................                 $108,204,186
                                                                   ============

---------------------
Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

                             See accompanying notes

Statements of Operations

                                                  Voyageur        Voyageur      Voyageur     Voyageur     Voyageur      Voyageur
                                                  Minnesota       Minnesota    Minnesota     Arizona   Florida Insured  Colorado
                                                  Municipal       Municipal    Municipal     Municipal   Municipal      Insured
                                                    Income         Income        Income        Income      Income       Municipal
Six Months Ended September 30, 2000 (Unaudited)   Fund, Inc.    Fund II, Inc. Fund III, Inc.  Fund, Inc.    Fund   Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest                                          $1,746,479    $4,743,495    $1,143,052     $1,933,903   $1,555,600     $3,032,331
                                                  ----------    ----------    ----------     ----------   ----------     ----------
Expenses:
Management fees                                      112,421       315,135        76,152        133,260      109,284        214,583
Transfer agent fees and expenses                      11,075         8,137         2,975          1,791        3,900          2,273
Registration fees                                      2,196            --         1,090             --           --            330
Reports and statements to shareholders                13,585        12,925         8,030         17,110        11,100        20,729
Accounting and administration                         42,615        42,613        30,958         42,584        42,951        42,500
Remarketing Agent fees                                28,207        78,622        21,803         33,602        27,434        54,820
Professional fees                                     13,967        16,273        10,731         12,580        27,272        19,428
Custodian fees                                         1,500         4,500           380          4,025           700         2,400
Directors'/Trustees' fees                              3,100         2,451         2,400          4,250         1,800         1,600
Rating Agency fees                                     2,250         3,000         2,750          3,500         2,500         2,000
Taxes (other than taxes on income)                     2,725         5,170         2,075            865         1,200         3,300
Interest expense                                          12            26            --             --            --            --
Other                                                  8,237         7,478         2,094            501         1,610         3,667
                                                  ----------    ----------    ----------     ----------   ----------     ----------
                                                     241,890       496,330       161,438        254,068       229,751       367,630
Less expenses paid indirectly                           (648)       (1,821)         (437)          (766)         (630)       (1,235)
                                                  ----------    ----------    ----------     ----------   ----------     ----------
Total expenses                                       241,242       494,509       161,001        253,302       229,121       366,395
                                                  ----------    ----------    ----------     ----------   ----------     ----------
Net Investment Income                              1,505,237     4,248,986       982,051      1,680,601     1,326,479     2,665,936
                                                  ----------    ----------    ----------     ----------   ----------     ----------
Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on investments                5,928      (167,695)     (149,723)       111,912       107,947      (172,685)
Net change in unrealized appreciation
  of investments                                     247,001     1,219,170       384,118        357,015       441,794     1,267,603
                                                  ----------    ----------    ----------     ----------   ----------     ----------
Net Realized and Unrealized
  Gain on Investments                                252,929     1,051,475       234,395        468,927       549,741     1,094,918
                                                  ----------    ----------    ----------     ----------   ----------     ----------
Net Increase in Net Assets
  Resulting from Operations                       $1,758,166    $5,300,461    $1,216,446     $2,149,528    $1,876,220    $3,760,854
                                                  ==========    ==========    ==========     ==========    ==========    ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                               Voyageur Minnesota              Voyageur Minnesota           Voyageur Minnesota
                                                Municipal Income                 Municipal Income             Municipal Income
                                                    Fund, Inc.                     Fund II, Inc.               Fund III, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                           Six Months        Year Ended     Six Months     Year Ended      Six Months    Year Ended
                                          Ended 9/30/00       3/31/00      Ended 9/30/00     3/31/00     Ended 9/30/00     3/31/00
                                           (Unaudited)                      (Unaudited)                   (Unaudited)

Increase (Decrease) in Net Assets
  from Operations:
Net investment income                      $ 1,505,237     $ 3,015,406    $  4,248,986    $  8,528,029   $   982,051    $ 1,974,126
Net realized gain (loss) on investments          5,928        (334,960)       (167,695)       (464,436)     (149,723)       (96,382)
Net change in unrealized appreciation/
  depreciation of investments                  247,001      (2,882,079)      1,219,170      (9,792,251)      384,118     (2,521,519)
                                           ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  1,758,166        (201,633)      5,300,461      (1,728,658)    1,216,446       (643,775)
                                           ----------------------------------------------------------------------------------------


Dividends and Distributions to:
Common shareholders from net investment
  income                                    (1,089,774)     (2,354,690)     (2,964,337)     (5,928,674)     (695,840)    (1,391,679)
Preferred shareholders from net
  investment income                           (467,944)       (705,125)     (1,296,558)     (2,224,962)     (295,026)      (554,400)
Common shareholders from net realized
  gain on investments                               --        (132,070)             --              --            --             --
Preferred shareholders from net realized
  gain on investments                               --         (37,139)             --              --            --             --
                                           ----------------------------------------------------------------------------------------
                                            (1,557,718)     (3,229,024)     (4,260,895)     (8,153,636)     (990,866)    (1,946,079)
                                           ----------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets          200,448      (3,430,657)      1,039,566      (9,882,294)      225,580     (2,589,854)

Net Assets:
Beginning of period                         56,488,295      59,918,952     158,573,717     168,456,011    38,074,861     40,664,715
                                           ----------------------------------------------------------------------------------------
End of period                              $56,688,743     $56,488,295    $159,613,283    $158,573,717   $38,300,441    $38,074,861
                                           ========================================================================================

                                                Voyageur Arizona                Voyageur Florida             Voyageur Colorado
                                                Municipal Income                Insured Municipal            Insured Municipal
                                                   Fund, Inc.                      Income Fund                Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                           Six Months        Year Ended      Six Months    Year Ended     Six Months     Year Ended
                                          Ended 9/30/00       3/31/00      Ended 9/30/00     3/31/00     Ended 9/30/00     3/31/00
                                           (Unaudited)                       (Unaudited)                  (Unaudited)

Increase (Decrease) in Net Assets
  from Operations:
Net investment income                      $ 1,680,601     $ 3,324,093     $ 1,326,479     $ 2,645,843  $  2,665,936   $  5,316,770
Net realized gain (loss) on investments        111,912         (71,401)        107,947        (117,369)     (172,685)       (57,053)
Net change in unrealized appreciation/
  depreciation of investments                  357,015      (3,885,205)        441,794      (3,202,108)    1,267,603     (6,772,294)
                                           ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  2,149,528        (632,513)      1,876,220        (673,634)    3,760,854     (1,512,577)
                                           ----------------------------------------------------------------------------------------
Dividends and Distributions to:
Common shareholders from net investment
  income                                    (1,151,875)     (2,303,750)       (917,408)     (1,834,817)   (1,777,634)    (3,555,269)
Preferred shareholders from net
  investment income                           (532,142)       (891,850)       (425,464)       (717,050)     (872,337)    (1,437,124)
                                           ----------------------------------------------------------------------------------------
                                            (1,684,017)     (3,195,600)     (1,342,872)     (2,551,867)   (2,649,971)    (4,992,393)
                                           ----------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets          465,511      (3,828,113)        533,348      (3,225,501)    1,110,883     (6,504,970)
Net Assets:
Beginning of period                         66,758,112      70,586,225      54,730,108      57,955,609   107,093,303    113,598,273
                                           ----------------------------------------------------------------------------------------
End of period                              $67,223,623     $66,758,112     $55,263,456     $54,730,108  $108,204,186   $107,093,303
                                           ========================================================================================

                             See accompanying notes

Financial Highlights

Selected data for each common share of the Fund outstanding
throughout each period were as follows:                                   Voyageur Minnesota Municipal Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months  Year Ended Year Ended Year Ended  Year Ended Year Ended
                                                              Ended 9/30/00   3/31/00    3/31/99   3/31/98(2)  3/31/97    3/31/96
                                                              (Unaudited)(6)
Net asset value, beginning of period ........................     $14.060     $15.380    $15.380    $14.470    $14.430    $14.210

Income (loss) from investment operations:
  Net investment income .....................................       0.580       1.180      1.188      1.180      1.060      1.180
  Net realized and unrealized gain (loss) on investments ....       0.100      (1.256)     0.004      0.970      0.180      0.260
                                                                 -----------------------------------------------------------------
  Total from investment operations ..........................       0.680      (0.076)     1.192      2.150      1.240      1.440
                                                                 -----------------------------------------------------------------
Less dividends and distributions to:
  Common shareholders from net investment income ............      (0.420)     (0.907)    (0.930)    (0.930)    (0.930)    (0.930)
  Preferred shareholders from net investment income .........      (0.180)     (0.272)    (0.262)    (0.280)    (0.270)    (0.290)
  Common shareholders from net realized gain on investments .          --      (0.051)        --     (0.020)        --         --
  Preferred shareholders from net realized gain on
     investments ............................................          --      (0.014)        --     (0.010)        --         --
                                                                 -----------------------------------------------------------------
  Total dividends and distributions .........................      (0.600)     (1.244)    (1.192)    (1.240)    (1.200)    (1.220)
                                                                 -----------------------------------------------------------------
Net asset value, end of period ..............................     $14.140     $14.060    $15.380    $15.380    $14.470    $14.430
                                                                 =================================================================
Market value, end of period .................................     $14.000     $13.563    $16.500    $15.690    $14.380    $15.000
                                                                 =================================================================
Total investment return based on:(1)
  Market value ..............................................       6.89%     (12.39%)    11.29%     16.04%      2.01%     10.31%
  Net asset value ...........................................       4.13%      (2.56%)     5.88%     13.02%      6.90%      8.20%

Ratios and supplemental data:
  Net assets applicable to capital shares,
    end of period (000 omitted) .............................     $56,689     $56,488    $59,919    $59,915    $57,544    $57,429
  Ratio of expenses to average net assets(3) ................       0.85%       0.89%      0.81%      0.77%      0.81%      0.82%
  Ratio of expenses to average net assets
    applicable to common shares .............................       1.32%       1.36%      1.21%      1.17%      1.24%      1.24%
  Ratio of net investment income to average net assets(3) ...       5.33%       5.25%      5.13%      5.20%      4.78%      5.28%
  Ratio of net investment income to average net assets
    applicable to common shares(4) ..........................       5.70%       6.17%      5.99%      6.01%      5.45%      6.04%
  Portfolio turnover ........................................         10%         12%        15%         0%         5%         7%

Leverage analysis:
  Value of preferred shares outstanding (000 omitted) .......     $20,000     $20,000    $20,000    $20,000    $20,000    $20,000
  Net asset coverage per share of preferred shares, end
    of period ...............................................    $141,722    $141,221   $149,797   $149,788   $143,860   $143,573
  Liquidation value per share of preferred shares(5) ........     $50,000     $50,000    $50,000    $50,000    $50,000    $50,000

----------------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Ratio have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                         Voyageur Minnesota Municipal Income Fund II, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months  Year Ended Year Ended  Year Ended  Year Ended Year Ended
                                                              Ended 9/30/00   3/31/00   3/31/99    3/31/98(2)    3/31/97   3/31/96
                                                              (Unaudited)(6)
Net asset value, beginning of period ........................     $13.590     $14.950    $14.800     $13.590     $13.480   $13.120

Income (loss) from investment operations:
  Net investment income .....................................       0.586       1.176      1.154       1.130       1.130     1.100
  Net realized and unrealized gain (loss) on investments ....       0.152      (1.411)     0.099       1.200       0.080     0.380
                                                                 -----------------------------------------------------------------
  Total from investment operations ..........................       0.738      (0.235)     1.253       2.330       1.210     1.480
                                                                 -----------------------------------------------------------------
Less dividends to:
  Common shareholders from net investment income ............      (0.409)     (0.818)    (0.818)     (0.820)     (0.810)   (0.800)
  Preferred shareholders from net investment income .........      (0.179)     (0.307)    (0.285)     (0.300)     (0.290)   (0.320)
                                                                 -----------------------------------------------------------------
  Total dividends ...........................................      (0.588)     (1.125)    (1.103)     (1.120)     (1.100)   (1.120)
                                                                 -----------------------------------------------------------------
Net asset value, end of period ..............................     $13.740     $13.590    $14.950     $14.800     $13.590   $13.480
                                                                 =================================================================
Market value, end of period .................................     $13.250     $12.438    $15.060     $13.880     $12.630   $13.250
                                                                 =================================================================
Total investment return based on:(1)
  Market value ..............................................       8.85%     (12.28%)    14.73%      16.56%       1.47%    14.16%
  Net asset value ...........................................       4.34%      (3.43%)     6.76%      15.51%       6.97%     8.88%

Ratios and supplemental data:
  Net assets applicable to capital shares,
    end of period (000 omitted) .............................    $159,613    $158,574   $168,456    $167,333    $158,572  $157,755
  Ratio of expenses to average net assets(3) ................       0.62%       0.62%      0.64%       0.76%       0.74%     0.77%
  Ratio of expenses to average net assets
    applicable to common shares .............................       1.00%       0.99%      1.00%       1.19%       1.19%     1.23%
  Ratio of net investment income to average net assets(3) ...       5.35%       5.30%      4.96%       4.98%       5.15%     5.03%
  Ratio of net investment income to average net assets
   applicable to common shares(4) ...........................       5.99%       6.24%      5.80%       5.73%       6.15%     5.76%
  Portfolio turnover ........................................          6%          4%        15%          4%         20%       11%

Leverage analysis:
  Value of preferred shares outstanding (000 omitted) .......     $60,000     $60,000    $60,000     $60,000     $60,000   $60,000
  Net asset coverage per share of preferred shares, end
    of period ...............................................    $133,011    $132,145   $140,380    $139,444    $132,143  $131,462
  Liquidation value per share of preferred shares(5) ........     $50,000     $50,000    $50,000     $50,000     $50,000   $50,000

-------------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Ratio have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                    Voyageur Minnesota Municipal Income Fund III, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                    Ended 9/30/00    3/31/00     3/31/99     3/31/98(2)    3/31/97      3/31/96
                                                    (Unaudited)(6)
Net asset value, beginning of period ...............    $12.560      $13.970      $13.760      $12.710      $12.540      $12.200

Income (loss) from investment operations:
  Net investment income ............................      0.535        1.075        1.025        1.050        1.080        1.050
  Net realized and unrealized gain (loss) on
    investments ....................................      0.125       (1.425)       0.222        1.060        0.150        0.330
                                                        ------------------------------------------------------------------------
  Total from investment operations .................      0.660       (0.350)       1.247        2.110        1.230        1.380
                                                        ------------------------------------------------------------------------
Less dividends to:
  Common shareholders from net investment income ...     (0.379)      (0.758)      (0.758)      (0.760)      (0.750)      (0.720)
  Preferred shareholders from net investment income      (0.161)      (0.302)      (0.279)      (0.300)      (0.310)      (0.320)
                                                        ------------------------------------------------------------------------
  Total dividends ..................................     (0.540)      (1.060)      (1.037)      (1.060)      (1.060)      (1.040)
                                                        ------------------------------------------------------------------------
Net asset value, end of period .....................    $12.680      $12.560      $13.970      $13.760      $12.710      $12.540
                                                        ========================================================================
Market value, end of period ........................    $12.560      $11.750      $14.125      $13.380      $12.250      $12.000
                                                        ========================================================================
Total investment return based on:(1)
  Market value .....................................     10.28%      (11.70%)      11.59%       15.80%        8.62%       13.51%
  Net asset value ..................................      4.15%       (4.57%)       7.28%       14.82%        7.50%        8.79%

Ratios and supplemental data:
  Net assets applicable to capital shares,
    end of period (000 omitted) ....................    $38,300      $38,075      $40,665      $40,283      $38,348      $38,046
  Ratio of expenses to average net assets(3) .......      0.85%        0.81%        0.77%        0.83%        0.81%        0.81%
  Ratio of expenses to average net assets
    applicable to common shares ....................      1.40%        1.33%        1.22%        1.34%        1.33%        1.33%
  Ratio of net investment income to average
    net assets(3) ..................................      5.15%        5.10%        4.64%        4.88%        5.17%        5.05%
  Ratio of net investment income to average
    net assets applicable to common shares(4) ......      5.96%        5.99%        5.35%        5.61%        6.05%        5.81%
  Portfolio turnover ...............................        11%          16%          15%           9%          39%          35%

Leverage analysis:
  Value of preferred shares outstanding (000
    omitted) .......................................    $15,000      $15,000      $15,000      $15,000      $15,000      $15,000
  Net asset coverage per share of preferred
    shares, end of period ..........................   $127,668     $126,916     $135,549     $134,278     $127,826     $126,821
  Liquidation value per share of preferred
    shares(5) ......................................    $50,000      $50,000      $50,000      $50,000      $50,000      $50,000

---------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Ratio have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                        Voyageur Arizona Municipal Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months     Year Ended    Year Ended  Year Ended   Year Ended  Year Ended
                                                    Ended 9/30/00     3/31/00       3/31/99    3/31/98(2)     3/31/97     3/31/96
                                                    (Unaudited)(6)
Net asset value, beginning of period ...............    $14.000        $15.290       $15.030     $13.780      $13.740     $13.220

Income (loss) from investment operations:
  Net investment income ............................      0.564          1.115         1.108       1.090        1.080       1.090
  Net realized and unrealized gain (loss) on
    investments ....................................      0.160         (1.333)        0.202       1.230        0.010       0.470
                                                        -------------------------------------------------------------------------
  Total from investment operations .................      0.724         (0.218)        1.310       2.320        1.090       1.560
                                                        -------------------------------------------------------------------------
Less dividends to:
  Common shareholders from net investment income ...     (0.386)        (0.773)       (0.773)     (0.770)      (0.760)     (0.730)
  Preferred shareholders from net investment
    income .........................................     (0.178)        (0.299)       (0.277)     (0.300)      (0.290)     (0.310)
                                                        -------------------------------------------------------------------------
  Total dividends ..................................     (0.564)        (1.072)       (1.050)     (1.070)      (1.050)     (1.040)
                                                        -------------------------------------------------------------------------
Net asset value, end of period .....................    $14.160        $14.000       $15.290     $15.030      $13.780     $13.740
                                                        =========================================================================
Market value, end of period ........................    $13.875        $12.625       $15.125     $14.630      $13.000     $12.750
                                                        =========================================================================
Total investment return based on:(1)
  Market value .....................................     13.14%        (11.65%)        8.84%      18.79%        8.20%      11.52%
  Net asset value ..................................      4.09%         (3.10%)        7.07%      15.17%        5.94%       9.55%

Ratios and supplemental data:
  Net assets applicable to capital shares,
    end of period (000 omitted) ....................    $67,224        $66,758       $70,586     $69,813      $66,102     $65,990
  Ratio of expenses to average net assets(3) .......      0.76%          0.76%         0.74%       0.80%        0.78%       0.78%
  Ratio of expenses to average net assets
    applicable to common shares ....................      1.21%          1.21%         1.15%       1.26%        1.25%       1.26%
  Ratio of net investment income to average
    net assets(3) ..................................      5.03%          4.93%         4.69%       4.71%        4.85%       4.88%
  Ratio of net investment income to average
    net assets applicable to common shares(4) ......      5.50%          5.74%         5.46%       5.34%        5.71%       5.57%
  Portfolio turnover ...............................        25%            41%           46%         22%          31%         30%

Leverage analysis:
  Value of preferred shares outstanding (000
    omitted) .......................................    $25,000        $25,000       $25,000     $25,000      $25,000     $25,000
  Net asset coverage per share of preferred
    shares, end of period ..........................   $134,447       $133,516      $141,172    $139,627     $132,205    $131,979
  Liquidation value per share of preferred
    shares(5) ......................................    $50,000        $50,000       $50,000     $50,000      $50,000     $50,000

-----------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Ratio have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                       Voyageur Florida Insured Municipal Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months     Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                      Ended 9/30/00     3/31/00     3/31/99     3/31/98(2)    3/31/97       3/31/96
                                                      (Unaudited)(6)
Net asset value, beginning of period .................    $14.340       $15.670     $15.300      $13.670      $13.710      $13.170

Income (loss) from investment operations:
  Net investment income ..............................      0.547         1.092       1.113        1.090        1.080        1.060
  Net realized and unrealized gain (loss) on
    investments ......................................      0.227        (1.368)      0.292        1.600       (0.080)       0.510
                                                          ------------------------------------------------------------------------
  Total from investment operations ...................      0.774        (0.276)      1.405        2.690        1.000        1.570
                                                          ------------------------------------------------------------------------
Less dividends to:
  Common shareholders from net investment income .....     (0.379)       (0.758)     (0.758)      (0.760)      (0.750)      (0.720)
  Preferred shareholders from net investment
    income ...........................................     (0.175)       (0.296)     (0.277)      (0.300)      (0.290)      (0.310)
                                                          ------------------------------------------------------------------------
  Total dividends ....................................     (0.554)       (1.054)     (1.035)      (1.060)      (1.040)      (1.030)
                                                          ------------------------------------------------------------------------
Net asset value, end of period .......................    $14.560       $14.340     $15.670      $15.300      $13.670      $13.710
                                                          ========================================================================
Market value, end of period ..........................    $12.375       $11.750     $14.750      $14.310      $12.500      $12.750
                                                          ========================================================================
Total investment return based on:(1)
  Market value .......................................      8.68%       (15.57%)      8.47%       20.94%        3.94%       10.39%
  Net asset value ....................................      4.73%        (3.01%)      7.80%       18.22%        5.23%        9.66%

Ratios and supplemental data:
  Net assets applicable to capital shares,
    end of period (000 omitted) ......................    $55,263       $54,730     $57,956      $57,071      $53,110      $53,207
  Ratio of expenses to average net assets(3) .........      0.83%         0.83%       0.75%        0.80%        0.78%        0.80%
  Ratio of expenses to average net assets
    applicable to common shares ......................      1.31%         1.31%       1.14%        1.25%        1.25%        1.27%
  Ratio of net investment income to average net
    assets(3) ........................................      4.83%         4.79%       4.67%        4.73%        4.91%        4.82%
  Ratio of net investment income to average net
    assets applicable to common shares(4) ............      5.17%         5.47%       5.37%        5.33%        5.74%        5.45%
  Portfolio turnover .................................        11%            6%          0%           5%          68%          22%

Leverage analysis:
  Value of preferred shares outstanding (000
    omitted) .........................................   $20,000       $20,000     $20,000      $20,000      $20,000      $20,000
  Net asset coverage per share of preferred
    shares, end of period ............................  $138,158      $136,825    $144,889     $142,677     $132,775     $133,017
  Liquidation value per share of preferred
    shares(5) ........................................   $50,000       $50,000     $50,000      $50,000      $50,000      $50,000

-------------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997 Delaware Management Company replaced Voyageur
    Fund Managers, Inc., as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Ratio have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each common share of the Fund outstanding throughout each period were as follows:

                                                                    Voyageur Colorado Insured Municipal Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months   Year Ended   Year Ended   Year Ended   Year Ended Year Ended
                                                        Ended 9/30/00   3/31/00      3/31/99     3/31/98(2)    3/31/97     3/31/96
                                                        (Unaudited)(6)
Net asset value, beginning of period ...................    $13.870      $15.220      $14.920      $13.580      $13.610    $13.190

Income (loss) from investment operations:
  Net investment income ................................      0.551        1.099        1.080        1.070        1.050      1.030
  Net realized and unrealized gain (loss) on
    investments ........................................      0.227       (1.417)       0.264        1.300       (0.060)     0.410
                                                           -----------------------------------------------------------------------
  Total from investment operations .....................      0.778       (0.318)       1.344        2.370        0.990      1.440
                                                           -----------------------------------------------------------------------
Less dividends to:
  Common shareholders from net investment income .......     (0.368)      (0.735)      (0.735)      (0.740)      (0.730)    (0.700)
  Preferred shareholders from net investment income ....     (0.180)      (0.297)      (0.309)      (0.290)      (0.290)    (0.320)
                                                           -----------------------------------------------------------------------
  Total dividends ......................................     (0.548)      (1.032)      (1.044)      (1.030)      (1.020)    (1.020)
                                                           -----------------------------------------------------------------------
Net asset value, end of period .........................    $14.100      $13.870      $15.220      $14.920      $13.580    $13.610
                                                           =======================================================================
Market value, end of period ............................    $14.438      $12.563      $14.938      $14.000      $12.500    $12.630
                                                           =======================================================================
Total investment return based on:(1)
  Market value .........................................      9.99%      (11.05%)      12.13%       18.09%        4.77%      8.99%
  Net asset value ......................................      4.51%       (3.62%)       7.21%       15.84%        5.19%      8.55%

Ratios and supplemental data:
  Net assets applicable to capital shares,
    end of period (000 omitted) ........................   $108,204     $107,093     $113,598     $112,187     $105,687   $105,843
  Ratio of expenses to average net assets(3) ...........      0.68%        0.68%        0.69%        0.75%        0.77%      0.75%
  Ratio of expenses to average net assets
    applicable to common shares ........................      1.09%        1.08%        1.06%        1.18%        1.23%      1.21%
  Ratio of net investment income to average net
    assets(3) ..........................................      4.96%        4.93%        4.61%        4.72%        4.76%      4.68%
  Ratio of net investment income to average net
    assets applicable to common shares(4) ..............      5.31%        5.72%        5.08%        5.38%        5.51%      5.18%
  Portfolio turnover ...................................        37%          37%          18%          39%          88%        39%

Leverage analysis:
  Value of preferred shares outstanding (000
    omitted) ...........................................    $40,000      $40,000      $40,000      $40,000      $40,000    $40,000
  Net asset coverage per share of preferred shares,
    end of period ......................................   $135,255     $133,867     $141,998     $140,234     $132,109   $132,304
  Liquidation value per share of preferred shares(5) ...    $50,000      $50,000      $50,000      $50,000      $50,000    $50,000

---------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur
    Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.
(6) Ratio have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements


September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Voyageur Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"); Voyageur Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II"); Voyageur Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"); Voyageur Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"); Voyageur Florida Insured Municipal Income Fund ("Florida Insured Municipal Fund"); and Voyageur Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") (each referred to as a "Fund" and collectively as the "Funds") are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies. The Minnesota Municipal II, Florida Insured Municipal and Arizona Municipal Funds are registered as diversified funds. The Minnesota Municipal, Minnesota Municipal III and Colorado Insured Municipal Funds are registered as non-diversified funds. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

Other - Expenses common to all funds are allocated amongst the funds within the Delaware Investments Family of Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund intends to pay monthly dividends from net investment income. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. The expenses paid under the above arrangements are included in the expense caption in the Statement of Operations with the corresponding offset shown as "expenses paid indirectly". The amount of these expenses for the period ended September 30, 2000 were approximately:

                                   Minnesota       Minnesota        Minnesota
                                   Municipal       Municipal        Municipal
                                     Fund           Fund II         Fund III
                                   ---------       ---------        ---------
Commission Expenses .............    $648           $1,821             $437




                                                    Florida          Colorado
                                    Arizona         Insured          Insured
                                   Municipal       Municipal         Municipal
                                     Fund            Fund              Fund
                                   ---------       ---------         ---------
Commission Expenses .............    $766            $630             $1,235

2. Investment Management and Transactions with Affiliates
In accordance with the terms of their respective Investment Management Agreements, each Fund pays Delaware Management Company ("DMC"), the Investment Manager, an annual fee of 0.40% of average net assets which is calculated daily, including assets attributable to any preferred stock that may be outstanding.

The Funds have engaged Delaware Services Company, Inc., ("DSC"), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

--------------------------------------------------------------------------------
2. Investment Management and Transactions with Affiliates (continued)

On September 30, 2000, the Funds had payables to affiliates as follows:

                                                                                                     Florida    Colorado
                                               Minnesota     Minnesota    Minnesota      Arizona      Insured    Insured
                                               Municipal     Municipal    Municipal     Municipal    Municipal   Municipal
                                                 Fund         Fund II      Fund III       Fund         Fund        Fund
                                               ----------------------------------------------------------------------------
Investment management fees payable to DMC ...   $18,982       $53,496      $12,846       $22,525      $18,521     $36,390
Dividend disbursing, transfer agent fees,
  accounting fee and other expenses
  payable to DSC ............................    15,771        17,566        8,737        10,917       12,859      18,704
Other expenses payable
  to DMC and affiliates .....................     3,816         4,660        3,745         4,922        4,885       4,363

Certain officers of DMC and DSC are officers, directors/trustees and/or employees of the Funds. These officers, directors, and employees are not compensated by the Funds.

3. Investments During the period ended September 30, 2000, the Funds made purchases and sales of investment securities other than temporary cash investments as follows:

                                                                                                     Florida    Colorado
                                               Minnesota     Minnesota    Minnesota      Arizona      Insured    Insured
                                               Municipal     Municipal    Municipal     Municipal    Municipal   Municipal
                                                 Fund         Fund II      Fund III       Fund         Fund        Fund
                                               ----------------------------------------------------------------------------
Purchases ...................................  $2,726,730   $4,732,151   $2,016,616   $13,614,166   $3,031,431  $19,414,495
Sales .......................................   2,877,282    5,204,200    2,016,840     8,466,503    3,027,341   19,685,258

At September 30, 2000, the aggregate cost of investments and unrealized appreciation (depreciation) of securities for federal income tax purposes for each Fund were as follows:

                                                                                                      Florida      Colorado
                                               Minnesota      Minnesota    Minnesota      Arizona      Insured     Insured
                                               Municipal      Municipal    Municipal     Municipal    Municipal    Municipal
                                                 Fund          Fund II      Fund III       Fund         Fund         Fund
                                               -------------------------------------------------------------------------------
Cost of investments .........................  $54,345,718  $156,127,962  $36,995,803  $70,762,236   $52,672,707  $106,357,281
                                               ===============================================================================
Aggregate unrealized
  appreciation ..............................  $ 2,129,193  $  3,320,481  $ 1,345,135  $ 1,632,660   $ 1,663,742  $  1,692,752
Aggregate unrealized
  depreciation ..............................     (424,952)   (1,932,613)    (610,366)    (907,326)      (26,121)   (1,366,087)
                                               --------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation) ............................  $ 1,704,241  $  1,387,868  $   734,769  $   725,334   $ 1,637,621  $    326,665
                                               ===============================================================================

--------------------------------------------------------------------------------
3. Investments (continued)
For federal income tax purposes, as of September 30, 2000, the Funds had capital loss carryforwards expiring in the following years:

                                                                                                     Florida    Colorado
                                               Minnesota     Minnesota    Minnesota      Arizona      Insured    Insured
                                               Municipal     Municipal    Municipal     Municipal    Municipal   Municipal
                                                 Fund         Fund II      Fund III       Fund         Fund        Fund
                                               ----------------------------------------------------------------------------
2003 ........................................  $     --     $  952,440   $  866,889     $    --      $212,501    $    --
2004 ........................................        --      1,143,840    1,279,495          --       183,099         --
2005 ........................................        --         89,665      455,666      47,185            --    391,632
2006 ........................................        --        132,129        6,539          --            --         --
2008 ........................................   265,111        437,162       56,856      66,924        98,928     57,053
                                               ----------------------------------------------------------------------------
                                               $265,111     $2,755,236   $2,665,445    $114,109      $494,528   $448,685
                                               ============================================================================

4. Capital Stock
Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares.

For the period ended September 30, 2000 the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors/Trustees, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal Fund II, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal Fund III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 3.95% to 4.85% on Minnesota Municipal Fund, from 4.00% to 4.40% on Minnesota Municipal Fund II, from 4.10% to 4.70% on Minnesota Municipal Fund III, from 3.75% to 4.85 % on Arizona Municipal Fund, from 4.10% to 4.85% on Florida Insured Municipal Fund and from 3.98% to 5.25% on Colorado Insured Municipal Fund during the period ended September 30, 2000. Salomon Smith Barney, Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

5. Market and Credit Risks
The Funds concentrate their investments in securities issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

DELAWARE(SM)
INVESTMENTS
-----------------------
Philadelphia [ ] London


                                        Registrar and Stock Transfer Agent
                                        ChaseMellon Shareholder Services, L.L.C.
                                        Overpeck Centre
                                        85 - Challenger Road
                                        Ridgefield Park, NJ 07660
                                        1.800.851.9677

                                        For Securities Dealers
                                        1.800.362.7500

                                        For Financial Institutions
                                        Representatives Only
                                        1.800.659.2265

                                        www.delawareinvestments.com


This semi-annual report is for the information of shareholders of Voyageur Closed-End Municipal Bond Funds. It sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the it carefully before you invest. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 ....................................................................................................................................
BOARD OF DIRECTORS/                            Charles E. Peck                              Investment Manager
TRUSTEES                                       Retired                                      Delaware Management Company
                                               Fredericksburg, VA                           Philadelphia, PA
Wayne A. Stork
Chairman                                       Janet L. Yeomans                             International Affiliate
Delaware Investments Family of Funds           Vice President and Treasurer                 Delaware International Advisers Ltd.
Philadelphia, PA                               3M Corporation                               London, England
                                               St. Paul, MN
Walter P. Babich                                                                            Principal Office of the Fund
Board Chairman                                                                              2005 Market Street
Citadel Constructors, Inc.                                                                  Philadelphia, PA 19103-3682
King of Prussia, PA                            AFFILIATED OFFICERS
                                                                                            Independent Auditors
David K. Downes                                Charles E. Haldeman, Jr.                     Ernst & Young LLP
President and Chief Executive Officer          President and Chief Executive Officer        2001 Market Street
Delaware Investments Family of Funds           Delaware Management Holdings, Inc.           Philadelphia, PA
Philadelphia, PA                               Philadelphia, PA
                                                                                            Number of Recordholders as of
Anthony D. Knerr                               Richard J. Flannery                          September 30, 2000
Consultant, Anthony Knerr & Associates         Executive Vice President
New York, NY                                   and General Counsel
                                               Delaware Investments Family of Funds         Minnesota Municipal Income Fund I    420
Ann R. Leven                                   Philadelphia, PA                             Minnesota Municipal Income Fund II   699
Former Treasurer, National Gallery of Art                                                   Minnesota Municipal Income Fund III  174
Washington, DC                                 Bruce D. Barton                              Arizona Municipal Income Fund        127
                                               President and Chief Executive Officer        Florida Insured Municipal
Thomas F. Madison                              Delaware Distributors, L.P.                     Income Fund                       237
President and Chief Executive Officer          Philadelphia, PA                             Colorado Insured Municipal
MLM Partners, Inc.                                                                             Income Fund                       227
Minneapolis, MN

                                               Thomas F. Madison and Janet L. Yeomans
                                               were elected by the preferred Shareholders
                                               of the Voyageur Closed-End Municipal
                                               Bond Funds.


(3975)                                                        Printed in the USA
VOY-CESA [9/00] PP 11/00                                                 (J6484)